CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

July 16, 2016

Mr. Michael Schmidt
Avis Budget Car Rental, LLC
6 Sylvan Way
Parsippany, NJ 0705

Dear Mr. Schmidt:
This letter sets forth the agreement (“Agreement”) between Avis Budget Car Rental, LLC (“ABG”) and General Motors LLC (“GM”) regarding ABG’s purchase or lease of 2016 Model Year GM vehicles from authorized GM dealers under i) the 2016 Model Year Daily Rental Purchase Program, ii) the 2016 Model Year National Fleet Purchase Program, and iii) other incentive programs available to ABG and for which it qualifies.

The terms and conditions of this Agreement are as follows:

1.	2016 MY Daily Rental VN9 Purchase Program

(a)	GM will make 2016 Model Year vehicles available under the terms and conditions of GM’s 2016 MY Daily Rental VN9 Purchase Program, such terms and conditions being set forth in Attachment 1.

(b)	ABG agrees to purchase or lease GM vehicles from authorized GM dealers in a mix as detailed in Attachment 1A.

(c)
So long as ABG purchases or leases from authorized GM dealers the requisite number of vehicles in a mix as detailed in Attachment 1A, and is in compliance with all other provisions of this Agreement, GM will pay the 2016 MY Daily Rental Purchase Program volume bonus listed in Attachment 1.

(d)	Payment of 2016 MY Daily Rental VN9 Purchase Program incentives will be made upon submission of vehicle information required under Attachment 4.

(e)
GM or a GM subsidiary/affiliate will purchase 2016 Model Year vehicles tendered by ABG that qualify for purchase under the terms and conditions of GM’s 2016 MY Daily Rental VN9 Purchase Program, such terms and conditions being set forth in Attachment 1B and Attachment 1C.

(f)
Vehicles purchased or leased from authorized GM dealers under the 2016 MY Daily Rental VN9 Purchase Program must be ordered with FAN 801033 and must have “VN9” (Purchase Identifier) and “BQ2” (ABG Customer Code) on the order(s).

(g)
All Minimum Equipment Requirements must be met by vehicle line in accordance with the terms and conditions of the 2016 MY Daily Rental VN9 Purchase Program. If the Minimum Equipment Requirements are not met for the vehicle line, the entire 2016 [*REDACTED*] bonus for such vehicle line will be forfeited for all volume purchased under that program.

2.	2016 Model Year [*REDACTED*] Bonus

(a)
So long as ABG purchases or leases from authorized GM dealers the requisite number of vehicles in a mix satisfactory to GM, as described in Attachment 3, and is in compliance with the provisions of this Agreement, GM will pay ABG the Matrix Bonus indicated in Attachment 3. The [*REDACTED*] Bonus will be in addition to any other incentives for which ABG qualifies under the 2016 MY Daily Rental VN9 Purchase Program.

(b)
Payment of the [*REDACTED*] Bonus and other any other incentives for which ABG qualifies under the 2016 MY Daily Rental VN9 Purchase Program will be made upon submission of the vehicle information required pursuant to Attachment 4.

(c)
All Minimum Equipment Requirements must be met by vehicle line in accordance with the terms and conditions of the 2016 MY Daily Rental VN9 Purchase Program. If the Minimum Equipment Requirements are not met for the vehicle line, the entire 2016 MY [*REDACTED*] Bonus for such vehicle line will be forfeited for all volume purchased under that program.

3.	2016 Model Year [*REDACTED*] Bonus

(a)
GM will offer ABG a 2016 Model Year [*REDACTED*] Bonus payment for select 2016 Model Year vehicles acquired under GM’s 2016 MY Daily Rental VN9 Purchase Program, 2016 MY YT5 Flat Rate Program, and 2016 MY National Fleet VX7 Risk Program.

(b)	GM will pay ABG the 2016 Model Year [*REDACTED*] Bonus amount, as detailed in Attachment 2A and Attachment 3.

(c)	The total agreed upon volume as detailed in Attachment 3 must be entered into VOMS by no later than March 15, 2016.

(d)	The 2016 Model Year [*REDACTED*] Bonus is payable on or before September 30, 2016 in accordance with the terms set forth in Attachment 4, excluding the electronic VIN submission to RIMS.

(e)
All minimum equipment requirements must be met by vehicle line, as detailed in Attachment 1A and Attachment 2A. If the minimum equipment requirements are not met for the vehicle line, the entire 2016 Model Year [*REDACTED*] Bonus will be forfeited for all [*REDACTED*] purchased under that program. As an example, if minimum equipment requirements are not met for Impala models, then the 2016 Model Year [*REDACTED*] Bonus for all Impala models sold under the VN9 program will be forfeited.

4.	2016 MY YT1 Flat Rate Program

(a)
GM will make the 2016 Model Year vehicles listed in Attachment 3 available under the terms and conditions of GM’s 2016 MY YT1 Flat Rate Program, such terms and conditions being set forth in Attachment 1D.

(b)	ABG agrees to purchase or lease GM vehicles from authorized GM dealers in a mix as detailed in Attachment 1D.

(c)
GM or a GM subsidiary/affiliate will purchase 2016 Model Year vehicles tendered by ABG that qualify for purchase under the terms and conditions of GM’s 2016 MY YT1 Flat Rate Program, such terms and conditions being set forth in Attachment 1B and Attachment 1D.

(d)	[*REDACTED*] vehicles ordered under the 2016 MY YT1 Flat Rate Program will receive an [*REDACTED*] as set forth in Attachment 1D. [*REDACTED*]

5.	2016 MY National Fleet VX7 Risk Purchase Program

(a)	GM will make 2016 Model Year vehicles available under the terms and conditions of GM’s 2016 MY National Fleet VX7 Risk Purchase Program, such terms and conditions being set forth in Attachment 2.

(b)	ABG agrees to purchase or lease from authorized GM dealers 2016 Model Year vehicles in a mix as detailed in Attachment 2A.

(c)
So long as ABG purchases or leases from authorized GM dealers the requisite number of vehicles in a mix as detailed in Attachment 2A, and is in compliance with all other provisions of this Agreement, GM will pay the Risk Incentive(s) listed in Attachment 2A. These Risk Incentive(s) will be in addition to any other incentives under the 2016 MY National Fleet VX7 Risk Purchase Program, but will be in lieu of all other retail sales and fleet incentives.

(d)	Payment of 2016 MY National Fleet VX7 Risk Purchase Program incentives will be made upon submission of vehicle information required under Attachment 4.

(e)
Vehicles purchased or leased from authorized GM dealers under the 2016 MY National Fleet VX7 Risk Purchase Program must be ordered with FAN 801033 and must have “VX7” (Risk Identifier) and “BQ2” (ABG Customer Code) on the order(s).

(f)
All Minimum Equipment Requirements must be met by vehicle line in accordance with the terms of the 2016 MY National Fleet VX7 Risk Purchase Program Minimum Equipment Guidelines as detailed in Attachment 2A. If the Minimum Equipment Requirements are not met for the vehicle line, the entire 2016 [*REDACTED*] bonus for such vehicle line will be forfeited for all volume purchased under that program.

6.	2016 Model Year [*REDACTED*] Program

(a)	GM will offer ABG a 2016 MY [*REDACTED*] Program under the terms and conditions of GM’s 2016 MY [*REDACTED*] Program, such terms and conditions being set forth in Attachment 1R.

(b)	GM agrees to pay the incentives and the [*REDACTED*] detailed in Attachment 3.

(c)	The payments will be made on a quarterly basis, in the months of March, June, September and December and in accordance with the terms and conditions set forth in Attachment 4.

7.	The total agreed upon vehicle volume as detailed in Attachment 3 must be entered into VOMS no later than April 20, 2016.

8.
The presently agreed upon production timing and vehicle volumes and mix are set forth in Attachment 3A, such production and vehicle volumes and mix being subject to reasonable and minor adjustments based upon agreement of the parties. However, with GM’s consent, ABG may make product substitutions, provided that such substitutions will not reduce the total volume of 2016 Model Year vehicles to be purchased or leased from authorized GM dealers.

9.
ABG will provide to GM, at the beginning of the month, a four month schedule of projected vehicle returns. The schedule will breakout the vehicle returns by site for the current month, as well as for the subsequent three months. Submission of the information required by this Section 8 is a condition to receiving incentives under this Agreement.

10.
ABG will place orders no more than [*REDACTED*] or less than [*REDACTED*] of a month’s production in any week provided GM can make such a production commitment. After two weeks of moving orders to event code 3000 for a given production period the orders will be deemed to comply with the limitation indicated above. All vehicle minimum equipment requirements will be placed for production on a monthly basis. Any vehicles which do not meet the minimum equipment requirements will not be paid the [*REDACTED*] Bonus as provided in Section 9(e).

11.	If ABG purchases an existing Avis Licensee or substantially all of the assets of an existing Avis Licensee during the 2016 Model Year, and such existing Avis Licensee is a participating Avis Licensee under the terms of the Agreement between the Avis Licensee Association and GM for the 2016 Model Year (“ALA Agreement”), then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Avis Licensee under the ALA Agreement, as long as the agreement is signed by the existing Avis Licensee, the Avis Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

12.
If ABG purchases an existing Budget Licensee or substantially all of the assets of an existing licensee during the 2016 Model Year, and such existing Budget Licensee is a participating Budget Licensee under the terms of the Agreement between the Car Rental Licensee Association and GM for the 2016 Model Year, then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Budget Licensee under the Car Rental Licensee Association Agreement, as long as an agreement is signed by the existing Budget Licensee, the Car Rental Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

13.
Notwithstanding anything to the contrary contained in this Agreement (including in the attachments hereto), no vehicle will be accepted for return by GM or its agent until such time as the title to such vehicle has been assigned and/or transferred on behalf of ABG upon the sale of such vehicle to an automotive dealer or the purchase of such vehicle by GM following the transfer of such vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program. For the avoidance of doubt, Form AD006 will evidence a conditional acceptance of vehicles turned in by ABG. References to acceptance in the attachments hereto refer to such conditional acceptance evidenced by Form AD006.

14.
Part of the consideration for ABG’s entry into this Agreement is GM or its subsidiary’s continuing obligation to purchase vehicles from ABG in accordance with the terms of GM or its subsidiary’s 2016 Model Year Daily Rental Purchase Programs. Accordingly, it will be a condition of ABG’s obligations to purchase vehicles under this 2016 Model Year Daily Rental Purchase Program Agreement that GM or its subsidiary performs its vehicle purchase obligations in all material respects with respect to eligible vehicles tendered by ABG under the terms of GM or its subsidiary’s 2016 Model Year Purchase Programs.

15.	GM will make available to ABG a daily rental purchase program for the [*REDACTED*] Model Years (refer to Attachment 7).

16.
ABG agrees that it will hold harmless GM, its subsidiaries, affiliates, or agents (collectively, the “Indemnified Parties”) from any and all liabilities arising from making available auctions which it may sponsor, promote, organize, or otherwise create as a facility for sale of vehicles by an authorized auctioneer for the benefit of ABG, except for the gross negligence or intentional misconduct by any of the Indemnified Parties.

17.
ABG and its subsidiaries AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC. (“Avis”) and Budget Rent A Car System, Inc. (“Budget”) have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended. As such, ABG, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with GM either for the purchase of replacement vehicles or after a qualifier term of use for the purchase of relinquished vehicles. This applies to all future purchases of replacement vehicles or relinquished vehicles unless specifically excluded in writing.

18.
If either Party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the Party affected by the event shall promptly notify the other Party and the Parties will enter into negotiations with the intent of minimizing the impact of the event on the business contemplated under this Agreement.

19.
Should ABG elect to cancel any vehicle orders placed with authorized GM dealers that are at Event Code 3000 or later, ABG will be assessed a fee of [*REDACTED*] per vehicle, payable to GM upon demand. However, the fee will not be assessed if the current production has been delayed more than three weeks from the originally scheduled production week. Further, this fee will not apply if ABG chooses to redirect the shipment of any vehicles that are at Event Code 3000 or later.

20.
ABG agrees to retain any documents or records relevant to vehicles purchased or leased from authorized GM dealers under this Agreement or any other GM program, and/or claims submitted for payment under this Agreement or any other GM program, for two years after the close of the program. ABG will permit any designated representative of GM to examine, audit and take copies of any accounts and records ABG is required to maintain under this Agreement. ABG will make such accounts and records readily available at its facilities during regular business hours upon reasonable advance notice. GM will furnish ABG with a list of any reproduced records.

21.	SiriusXM Satellite Radio Service is not included with the vehicles covered by this Agreement. To determine the availability of SiriusXM Satellite Radio Service, please contact SiriusXM directly.

22.	ABG agrees that it will obtain approval from GM prior to using the GM vehicles and/or products in advertising and promotional materials or activities.

23.
This Agreement and its terms are confidential and intended for the sole use of ABG and GM. Neither this Agreement nor its terms may not be disclosed to any third party, other than a party’s parent, subsidiaries, AESOP Leasing, and their respective outside counsel and accountants and interested financial institutions or as may be required by legal processes or applicable securities laws. In the event of legal process or applicable securities laws, the Party served will notify the other Party to allow them sufficient time to interpose legal objections to disclosure.

24.
This Agreement and its Attachments represent the entire agreement regarding the subjects herein between ABG and GM and may be modified only in a writing executed by an authorized representative of each of the Parties.

25.	This Agreement will in all respects be interpreted, enforced and governed under the laws of the State of Michigan, without regard to the conflicts of law and principles thereof.

On behalf of GM, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return an executed copy of this Agreement acknowledging your acceptance to its terms and conditions.

Very truly yours,

/s/ Edward J. Peper	Date: 7-16-15
Edward J. Peper
General Motors LLC
U.S. Vice President, Fleet and Commercial Sales

/s/ Michael Schmidt	Date: 8/14/15
Michael Schmidt
Avis Budget Car Rental, LLC
Senior Vice President, Fleet Services

GM Approvals:

/s/ Stephen J. Hill	Date: 7-31-15
Stephen J. Hill
General Motors LLC
North America Vice President, U.S. Sales and Service

/s/ Edward J. Toporzycki	Date: 7/20/15
Edward J. Toporzycki
General Motors LLC
CFO & Executive Director, U.S. Sales Operations

Attachments Key

Attachment 1	2016 MY Daily Rental Purchase Program Guidelines (VN9)
Attachment 1A	2016 MY VN9 Minimum Equipment Guidelines
Attachment 1B	2015 CY Turn-In Standards and Procedures
Attachment 1C	2016 MY VN9 Tier Program – Guidelines, Rates and Parameters
Attachment 1D	2016 MY YT1 Flat Rate Program – Guidelines, Rates and Parameters
Attachment 1R	2016 MY [*REDACTED*] Program Guidelines
Attachment 1T	True Up Payments Calendar 2015 CY and 2016CY
Attachment 2	2016 MY National Fleet Risk Purchase Program Guidelines (VX7)
Attachment 2A	VX7 Minimum Equipment Requirements and Incentives
Attachment 3	2016 MY VN9 and VX7 Volume and Incentives
Attachment 3A	2016 MY Production Schedule
Attachment 4	Rental Incentives Payment Terms and Calendar
Attachment 6	Not applicable

Confidential	Attachment 1

GM
2016MY DAILY RENTAL VN9 PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:
2016 Model Year Daily Rental VN9 Purchase Program Guidelines for Daily Rental Fleet Customers (AP)
Program Code: VN9

2.	PROGRAM DESCRIPTION:
This program makes available to GM dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) purchase information on selected 2016 Model Year passenger cars and light duty trucks that are sold and delivered by GM dealers to qualified DRFCs and are eligible for purchase by GM in accordance with these guidelines.

The following are not eligible for this program:
-    Preferred Equipment Group (P.E.G.)/Option package discounts
-     Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans
-     Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date: Opening of 2016 Model Year ordering system
Program End Date:     When dealers are notified that 2016 Model Year fleet orders are no longer being accepted by GM

In-Service Period:
The In-Service Date is the Expiration in Transit date on the invoice plus five (5) days. Refer to the Tier Program Parameters (Attachment 1C) and to the 2016 MY Flat Rate Program Guidelines (Attachment 1D) for minimum and maximum In-Service periods applicable to individual programs. All vehicles to be purchased by GM under this program must be returned and accepted by July 31, 2018. Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from In-Service Date. GM reserves the right to audit the DRFC to ensure compliance with the minimum six (6) month In-Service requirement. Frame, fire, stolen, embezzled and/or water damaged vehicles which are ineligible for purchase do not have a minimum In-Service period. Documentation on these vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles, including non-returned vehicles, supplied by GM are subject to the export control laws and regulations of the United States and the DRFC and dealers will comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:

Eligible Models:
All new and unused 2016 Model Year GM vehicles with the required minimum factory installed equipment levels specified in Attachment 1A – 2016 MY Daily Rental VN9 Minimum Equipment Guidelines and the processing options ordered for qualified DRFCs for use as daily rental vehicles which are sold and delivered by GM dealers are eligible for this program.

Required Options for Order and Delivery:
All orders must contain the fleet processing option VN9 and the DRFC code to be enrolled in the Tier Program. Flat Rate programs will require an additional processing option. Refer to Attachment 1D – 2016

1

Confidential	Attachment 1

MY Flat Rate Program Guidelines for additional processing options. Vehicles must be ordered with minimum option requirements specified in Attachment 1A. Processing Option VN9 will provide a net invoice less holdback. Vehicles ordered with option VN9 receive order date price protection (PRP).

Dealers are responsible for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or re-invoicing, the ordering GM dealer may be charged an administrative fee by GM.

All orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VN9 and DRFC code

c.	Order Type: FDR

d.	Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and that have the appropriate processing options, can be amended only if they have not been released to production. This is the ordering dealer's responsibility.

Vehicles delivered to the DRFC’s drop ship sites must have the assigned DRFC code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding vehicles delivered to the wrong drop ship site to determine the appropriate course of action. Vehicles that were incorrectly delivered must not be placed into rental service. GM reserves the right to deny incentives on vehicles in rental service that have been incorrectly delivered and accepted or titled.

5.	COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:
Vehicles enrolled in the 2016 MY Daily Rental VN9 Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ) and any GM Dealer Rent A Car program(s).

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL

GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL	N
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

2

Confidential	Attachment 1

PRICING

PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY

FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) N
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL

REPURCHASE	(VN9) Y
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) Y
RISK	(VX7) N
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT

PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL

NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

6.	METHOD OF PAYMENT:
Purchase payments will be issued within twenty-five (25) business days of GM acceptance as indicated on the GM Vehicle Condition Report and Acceptance Receipt Form AD006. For payment purposes, Monday through Friday are considered business days, except for GM recognized holidays and other days GM is closed. GM does not staff or process payment during the Christmas holiday or any other period of time GM is closed. Payment processing resumes when GM officially returns to work.

All payments will be in the form of a check, unless the EFT option is selected. To learn more about EFT, please contact your GM Sales or Remarketing Representative.

DRFCs must select one of the following options should it desire to direct payment to a third party:

3

Confidential	Attachment 1

a.
Assignment of Funds (GM Payment Modification System) – A method to redirect purchase checks to lending institutions is through an Assignment of Funds contract. Lenders should contact Xerox Services, using the email addresses provided below, to obtain a copy of the contract and receive further information.

Name	Email
Marlon James	marlon.james@xerox.com
Luz Marquez	luz.marquez@xerox.com
Xerox Mailbox	gmincentives@xerox.com

b.
RAVE Records – These electronic records are housed in the RIMS system and identify by VIN the FAN, payee name and address. DRFCs submit the records via a secured FTP transmission, or they can submit the records manually by contacting their GM Sales or Remarketing Representative. To minimize the possibility of payment delay(s), utilization of RAVE Records is strongly encouraged for all vehicles purchased under this program.

c.
Disclosure Screen – The DRFC will be asked to confirm the payee name and mailing address that is on record for the FAN used during the disclosure process. If the information is incorrect, please contact your GM Sales or Remarketing Representative to revise the information.

7.	POLICY FOR CORRECTING VEHICLE IN-SERVICE DATES AND PROGRAM STATUS:
It is the responsibility of the DRFC to identify the In-Service Date and program status of all its vehicles and make any necessary corrections following the process described below. GM will make every reasonable effort to accommodate requests to rectify errors prior to the vehicle being grounded in RIMS. Changes will not be considered after the vehicle has a valid grounding record.

In-Service Date Corrections:
The GM In-Service Date is always the Expiration in Transit as shown on the invoice plus five (5) days. If vehicles are delivered more than 10 days past the GM In-Service Date, they qualify for an In-Service Date adjustment. Submit the VIN(s) in question with a copy of the signed delivery receipt to GM Rental Sales. The GM systems will be changed to show the delivery date as the new In-Service Date. All requests must be completed at least 15 days prior to submitting a grounding record to RIMS.

Changes in Program Status:
Vehicles can be moved from the tiered depreciation program to a flat rate program, or vice versa, if a request is submitted to GM Rental Sales at least 15 days prior to a valid grounding record being issued in RIMS for its affected vehicle(s) or by December 31, 2016, whichever is earlier. Vehicles may be moved upon verification and approval by GM. Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment. BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change throughout all GM systems.

No changes will be considered on In-Service Vehicles outside of these guidelines.

8.	GENERAL PROGRAM GUIDELINES:

A.	GM defines a rental vehicle as:

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives."

b.
If a Vehicle enrolled in the Daily Rental VN9 Purchase Program is found to be on rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions

4

Confidential	Attachment 1

will not be considered rental vehicles and will be ineligible for incentives. GM may audit the DRFC to ensure compliance with this guideline.

B.
All eligible vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or at any other location(s) are ineligible for incentive payment(s).

C.
GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements. All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination(s) of dealer sales and service agreement(s).

D.
Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM vehicles during the ordering and manufacturing process by DRFCs. It is the DRFC’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle. DRFCs that use third party build specifications to promote the sale of their vehicles should be especially careful to ensure the accuracy of that data.

E.
GM reserves the right to cancel, amend, revise, or revoke any program, at any time, based on its sole business judgment(s). Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

5

Confidential	Attachment 1A

GM VN9 Rental Program

2015MY Minimum Equipment Guidelines
(VN9 MEG)

NOTE: THIS IS ATTACHMENT 1A
(Min. Equip. Guidelines Referenced in Both Programs)

Confidential	Attachment 1A

2015MY Repurchase Rental Minimum Equipment (VN9) Change Log

With the exclusion of models listed below, use previous model year's VN9 minimum equipment:

Date	Brand	Veh/Tab	Model	Change Comments
4/23/2014	Chev	Malibu	All	Updated Colors
4/23/2014	Chev	Malibu	1LT	Removed 17 inch wheel(included in Pkg.)
4/23/2014	Chev	Malibu	2LT	Changed Trim for 2LT
4/23/2014	Chev	Traverse	All	Updated color to Siren Red Metallic G1E
4/30/2014	Chev	Captiva	1LZ	Changed radio to UI8
4/30/2014	Chev	Captiva	LT	Changed radio to UI6
5/15/2014	Chev.&GMC	Full Size Utes	LT	Updated color codes
5/20/2014	Chev.	Equinox	LTZ	Added Required Options
5/27/2014	Chev.	Sonic	All	Added additional Colors
6/3/2014	Cad	Escalade ESV	All	Added ESV models tab.
6/13/2014	GMC	Acadia	All	Updated Exterior Colors
6/17/2014	Chev.	Impala 352	1LZ & 2LZ	Remove H1P from trim selection
7/2/2014	Chev.	Corvette & Corvette Conv.	3LT	Changed Transmission to M5U
7/9/2014	Buick	Enclave	All	Increased 40U White Opal to 25%
7/24/2014	Chev.	Cruze	All	Updated Specs
8/11/2014	Buick	Lacrosse	1SL & 1SR	Changed Choccachino RPO Code to HJ4 for 1SL and HJ8 for 1SR
8/13/2014	Chev	Tahoe and Suburban	1LT	Temporary removal of PCK due to constraint
9/23/2014	Chev & GMC	Express & Savana	1LT	Change code for Summit White to GAZ
10/2/2014	Chev & GMC	Express & Savana	1LT	Adding UVC rear camera
10/15/2014	Chev	Tahoe and Suburban	1LT	Restoring PCK package to VN9 Specs
11/25/2014	Chev	Equinox	All	Change 1LT to 35%, 2LT to 40%, and 1LZ to 25%
1/30/2015	Chev.	Trax	All	Added sheet

Confidential	Attachment 1A

Cadillac ATS Sedan
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec		Spec A	Spec B
Model Code		6AC69 RWD only	6AC69(RWD/AWD)
Equipment Group		1SB LUXURY	1SN (RWD) /1SP (AWD) LUXURY
Volume % of Total		50%	50%
Standard Equipment
Engine		2.5L 4 cyl	Engine 3.6L V6
Transmission		Auto	Auto
Air Conditioning
Air Conditioning, Rear			-------------------------------
Steering
Brakes		Brembo	Brembo
Windows
Door Locks
Cruise Control
Tilt Wheel
Seats
Rear Defogger
Radio		IO5 Cue
Wheels
Floor Mats
Seat Trim/Style
Air Bags
Other
Other
Other
Other

Required Additional Options		CF5 Sunroof
CF5 Sunroof
		-------------------------------	IO6 CUE w/ NAV

%
Exterior Colors	20	GAN - Radiant Silver	GAN - Radiant Silver

Confidential	Attachment 1A

	10	GBA - Black Raven	GBA - Black Raven
	20	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic
	10	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic
	5	GLK - Black Diamond	GLK - Black Diamond
100

Interior Colors		H1Y- Jet Black	H1Y- Jet Black
Leather Seating Surface		H2P - Light Platinum/Black accents	H2P - Light Platinum/Black accents
Leather Seating Surface		HHN - Light Neutral/Cashmere	HHN - Light Neutral/Cashmere
Leather Seating Surface
Leather Seating Surface
Leather Seating Surface

Confidential	Attachment 1A

Cadillac CTS Sedan
2016MY Repurchase Rental Minimum Equipment (VN9)
Model		4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD	4 Dr Sedan RWD/AWD
Model Code		6AH69	6AK69	6AL69
Equipment Group		1SN/1SP	1SQ/1SR	1SS/1ST
Volume % of Total		50%	25%	25%
Required Additional Options				Seat, Leather Bucket - AQJ

~~-------------------------------~~
		~~-------------------------------~~	~~-------------------------------~~	-------------------------------

Exterior Colors	%
	20	GAN - Radiant Silver	GAN - Radiant Silver	GAN - Radiant Silver
	10	GBA - Black Raven	GBA - Black Raven	GBA - Black Raven
	20	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic
	10	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic
	5	GLK - Black Diamond	GLK - Black Diamond	GLK - Black Diamond

Interior Colors
		HOY - Jet Black w/Jet Black Accents	HCL - Jet Black w/Jet Black Accents	HCL - Jet Black w/Jet Black Accents
		H2D - Jet Black w/ Light Platinum Accents	H5Y - Medium Cashmere w/ Lt. Cashmere Accents	H5Y - Medium Cashmere w/ Lt. Cashmere Accents
H2B - Twilight Blue w/ Jet Black Accents
HDZ - Medium Cashmere w/ Lt. Cashmere Accents

Confidential	Attachment 1A

Cadillac CTS Coupe
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec		Spec A	Spec B
Model Code		6DP47/6DH47	6DP47/6DH47
Equipment Group		1SF PREFORMANCE	1SH Premium
Volume % of Total		50%	50%
Required Additional Options

		~~-------------------------------~~	~~-------------------------------~~

Exterior Colors	%
	20	~~GAN - Radiant Silver~~	~~GAN - Radiant Silver~~
	10	GBA - Black Raven	GBA - Black Raven
	20	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
	10	(G7E) Red Obsession Tintcoat	(G7E) Red Obsession Tintcoat
	25	(G7Q) Phantom Gray Metallic	(G7Q) Phantom Gray Metallic
	10	(G7U) Majestic Plum Metallic	(G7U) Majestic Plum Metallic
	5	GLK - Black Diamond	GLK - Black Diamond

Interior Colors
		AFC - Ebony/Ebony	AFC - Ebony/Ebony
		AFD - Light Titanium/Ebony	AFD - Light Titanium/Ebony
		AFE - Cocoa/Cashmere	AFE - Cocoa/Cashmere

Cadillac XTS
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A		Spec B
Model Code	6GC69		6GX69
Equipment Group	1SB LUXURY		1SB LUXURY
Equipment Group	FWD		AWD
Volume % of Total	60%		40%
Required Additional Options
	Navigation - IO6		Navigation - IO6

Exterior Colors

Confidential	Attachment 1A

	GAN - Radiant Silver Metallic	GAN - Radiant Silver Metallic
	GBA - Black Raven	GBA - Black Raven
	GLJ - Graphite Metallic - NEW	GLJ - Graphite Metallic - NEW
	GWT - Silver Coast Metallic - NEW	GWT - Silver Coast Metallic - NEW
	G1E - Red Passion Tint	G1E - Red Passion Tint
	G1W - Abalone White Tri-coat	G1W - Abalone White Tri-coat
	GB8 - Stellar Black Metallic	GB8 - Stellar Black Metallic

Interior Colors
	AFC - Jet Black	AFC - Jet Black
	AFD - Shale w/ Cocoa Accents	AFD - Shale w/ Cocoa Accents
	AFE - Titanium w/Jet Black Accents	AFE - Titanium w/Jet Black Accents
	AFF - Kona Brown w/Jet Black Accents	AFF - Kona Brown w/Jet Black Accents

Confidential	Attachment 1A

Cadillac SRX
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C
Model Code	6NG26	6NG26	6NL26
Equipment Group	1SB LUXURY	1SB LUXURY	1SB LUXURY
Equipment Group	FWD	FWD	AWD
Volume % of Total	45%	35%	20%
Standard Equipment	1SB LUXURY	1SD PERFORMANCE	1SB LUXURY
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	6-Speed Transmission, MH2	6-Speed Transmission, MH2	6-Speed Transmission, MH4
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Steering	Power Steering	speed sensing variable effort	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/XM/MP3 - UYE	navigation (UY4)	Radio AM/FM/CD/XM/MP3 - UYE
Wheels	Wheels, 18" aluminum - QF8	Wheels, 20" aluminum	Wheels, 18" aluminum - QF8
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9	Seat, Leather Bucket - AQ9
Other	StabiliTrak	StabiliTrak	StabiliTrak
Other	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV	Adaptive Remote Start - BTV
Other	Lift Gate - Rear Power	Lift Gate - Rear Power	Lift Gate - Rear Power
Other	Sunroof - C3U	Sunroof - C3U	Sunroof - C3U
Other	Heated Seats - KA1	Heated Seats - KA1	Heated Seats - KA1
Other	XM Radio	XM Radio	XM Radio
Other	Bluetooth	Bluetooth	Bluetooth
	Side Blind Zone Alert	HID Headlamps	Side Blind Zone Alert
	Rear cross traffic alert	Adaptive forward lighting	Rear cross traffic alert

Confidential	Attachment 1A

foglamps

Other		OnStar	OnStar	OnStar
Required Additional Options				Q6X) Wheels, 18" x 8" (45.7 cm x 20.3 cm) chrome, bright finish
		Q6X) Wheels, 18" x 8" (45.7 cm x 20.3 cm) chrome, bright finish		Audio Sys w/ Navigation - Incl Rear Camera (UY4)

Required Options 0% - 100%

Exterior Colors	%
		GAN - Radiant Silver	GAN - Radiant Silver	GAN - Radiant Silver
		GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
		GBR - Platinum Ice Tricoat	GBR - Platinum Ice Tricoat	GBR - Platinum Ice Tricoat
		(GLJ) Graphite Metallic	(GLJ) Graphite Metallic	(GLJ) Graphite Metallic

0
Interior Colors
		AFC - Ebony/Titanium	AFC - Ebony/Titanium	AFC - Ebony/Titanium
		AFD - Titanium/Ebony	AFD - Titanium/Ebony	AFD - Titanium/Ebony
		(AFE) Caramel with Ebony accents (Ebony headliner)	(AFE) Caramel with Ebony accents (Ebony headliner)	(AFE) Caramel with Ebony accents (Ebony headliner)
		AFF - Shale w/Brownstone accents	AFF - Shale w/Brownstone accents	AFF - Shale w/Brownstone accents

Confidential	Attachment 1A

Cadillac Escalade
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A
Model Code	6K15706/6C15706/6K15906/6C15906
4WD/2WD
Equipment Group	1SB LUXURY
Volume % of Total	100%
Standard Equipment
Engine	Engine Vortec 6200 V8 - L92
Transmission	Transmission, Automatic
Air Conditioning	Air Conditioning, Auto Tri-Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.
Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel
Seats	Seat, 14 Way Power Driver/Pass
Rear Defogger	Rear Defogger
Radio	Navigation - U3R
Wheels	Wheels, 22" aluminum - P56
Floor Mats	Floor mats
Seat Trim/Style	Seat, Leather Bucket - AN3
Air Bags	Dual Front & Side
Other	StabiliTrak
Other	Mirrors, Pwr OSRV
Other	Rear Park Assist
Other	Power Adj Pedals
Other	Assist Steps - BVU
Other	Remote Vehicle Starter
Other	Bluetooth Interface - UPF
3 Pass 3rd Row Seat - AS3
Sunroof - CF5

Confidential	Attachment 1A

Other		XM
Other		OnStar

Required Additional Options
Rear Entertain. System - U42

Color 51U
Color GGW

Exterior Colors	%
41U - Black Raven
G1W - Abalone White Tri-coat
GAN - Radiant Silver Metallic
GWT - Silver Coast
G1E - Red Passion Tint
0
Interior Colors
H2X - Jet Black
H4Y - Shale w/Cocoa accents

Confidential	Attachment 1A

Cadillac Escalade
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A
Model Code	6K15906/6C15906
4WD/2WD
Equipment Group	1SB LUXURY
Volume % of Total	100%
Standard Equipment
Engine	Engine Vortec 6200 V8 - L92
Transmission	Transmission, Automatic
Air Conditioning	Air Conditioning, Auto Tri-Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.
Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel
Seats	Seat, 14 Way Power Driver/Pass
Rear Defogger	Rear Defogger
Radio	Navigation - U3R
Wheels	Wheels, 22" aluminum - P56
Floor Mats	Floor mats
Seat Trim/Style	Seat, Leather Bucket - AN3
Air Bags	Dual Front & Side
Other	StabiliTrak
Other	Mirrors, Pwr OSRV
Other	Rear Park Assist
Other	Power Adj Pedals
Other	Assist Steps - BVU
Other	Remote Vehicle Starter
Other	Bluetooth Interface - UPF
3 Pass 3rd Row Seat - AS3
Sunroof - CF5
Other	XM

Confidential	Attachment 1A

Other		OnStar

Required Additional Options
Rear Entertain. System - U42

Exterior Colors	%
41U - Black Raven
G1W - Abalone White Tri-coat
GAN - Radiant Silver Metallic
GWT - Silver Coast
G1E - Red Passion Tint
0
Interior Colors
H2X - Jet Black
H4Y - Shale w/Cocoa accents

Confidential	Attachment 1A

Chevrolet Spark
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec		Spec A	Spec B
Model Code		1CN48	1CO48
Equipment Group		1LT - 1SD	2LT - 1SF
Volume % of Total		80%	20%
Required Additional Options

Exterior Colors	%
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		GAZ - Summit White	GAZ - Summit White
		G6E - Salsa	G6E - Salsa
		GUC - Denim	GUC - Denim
		GUD - Lemonade	GUD - Lemonade
		(G6F) Lime	(G6F) Lime

Interior Colors
		AFY - Green with Green Trim	AFG - Light Titanium with Silver Trim Leatherette
		AFI - Silver with Blue Trim	AFL - Dark Pewter with Silver Trim Leatherette
		AFJ - Yellow with Yellow Trim (late availability)	AAW - Dark Pewter with Green Trim Leatherette
		AFK - Silver with Silver Trim	AFM - Red with Red Trim Leatherette

Confidential	Attachment 1A

Chevrolet Sonic
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C	Spec D
Model Code	1JV69 - 4 Dr Sedan LT	1JW69 - 4 Dr Sedan LTZ	1JV48 - 5 Dr HATCHBACK LT	1JW48 - 5 Dr HATCHBACK LTZ
Equipment Group	1SD	1SF	1SD	1SF
Volume % of Total	25%	25%	25%	25%
Standard Equipment
Engine	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW	Engine 1.8L L4 - LUW
Transmission	Transmission, Automatic - MH9	Transmission, Automatic - MH8 with LUV	Transmission, Automatic - MH9	Transmission, Automatic - MH8 with LUV
Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning	Air Conditioning
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Power ABS Brakes	Power ABS Brakes	Power ABS Brakes	Power ABS Brakes
Windows	Power Windows - AXG	Power Windows - AXG	Power Windows - AXG	Power Windows - AXG
Door Locks	Power Locks - AU3	Power Locks - AU3	Power Locks - AU3	Power Locks - AU3
Cruise Control	Cruise Control - K34	Cruise Control - K34	Cruise Control - K34	Cruise Control - K34
Tilt Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual	Manual	Manual	Manual
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio MYLINK AM/FM/CD/XM/USB - UF7	Radio MYLINK AM/FM/CD/XM/USB - UF7	Radio MYLINK AM/FM/CD/XM/USB - UF7	Radio MYLINK AM/FM/CD/XM/USB - UF7
Other	Wheels, 15" painted alloy	Wheels, 17" painted alloy	Wheels, 15" painted alloy	Wheels, 17" painted alloy
Other	Seat, Cloth Bucket	Seat, Heated Leatherette Bucket	Seat, Cloth Bucket	Seat, Heated Leatherette Bucket
Other	OnStar - UE1	OnStar - UE1	OnStar - UE1	OnStar - UE1
Other	Remote Keyless Entry	Remote Keyless Entry	Remote Keyless Entry	Remote Keyless Entry
Other	XM U2K	XM U2K	XM U2K	XM U2K
Other	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37	Floor Mats - B37
Other
Other	Steering Wheel Controls	Steering Wheel Controls	Steering Wheel Controls	Steering Wheel Controls
Other	Remote Start - BTV	Remote Start - BTV	Remote Start - BTV	Rear Spoiler
Other	USB	Leather Steering Wheel	USB	Leather Steering Wheel
Other				Remote Start - BTV

Required Additional Options

Confidential	Attachment 1A

LUV 1.4L turbocharged engine

Exterior Colors
	20	G7C - Red Hot	G7C - Red Hot	G7C - Red Hot	G7C - Red Hot
	20	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	20	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic	G7Q - Nightfall Gray Metallic
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	10	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
	10	GVU - Mocha Bronze Metallic	GBN - White Diamond Coat (Extra Cost)	GVU - Mocha Bronze Metallic	GBN - White Diamond Coat (Extra Cost)

Interior Colors
		ABY Jet Black w/ Dark TITANIUM Cloth	ACI Jet Black w/ Dark TITANIUM Heated Leatherette	ABY Jet Black w/ Dark TITANIUM Cloth	ACI Jet Black w/ Dark TITANIUM Heated Leatherette
		ACC Dark TITANIUM with Very Dark Pewter Cloth	ADN - Brick Heated Leatherette	ACC Dark TITANIUM with Very Dark Pewter Cloth	ADN - Brick Heated Leatherette
			ADP Dark TITANIUM with Very Dark Pewter Heated Leatherette		ADP Dark TITANIUM with Very Dark Pewter Heated Leatherette

Confidential	Attachment 1A

Chevrolet Cruze
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec		Spec A	Spec B	Spec C
Model Code		1PX69 - 4 Dr Sedan	1PZ69 - 4 Dr Sedan	1PW69 - 4 Dr Sedan
Equipment Group		1LT(1SD)	2LT(1SH)	LTZ (1SJ)
Volume % of Total		25%	45%	30%
Standard Equipment
Engine		ECOTEC Turbo 1.4L - LUV	ECOTEC Turbo 1.4L - LUV	ECOTEC Turbo 1.4L - LUV
Transmission		6-Spd Automatic - MH8	Transmission, 6-Spd. Auto - MH8	Transmission, 6-Spd. Auto - MH8
Air Conditioning		Air Conditioning	Air Conditioning	Air Conditioning
Air Conditioning, Rear		-------------------------------	-------------------------------	-------------------------------
Airbags		Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF	Front, Front and Rear Side Impact and Roof Rail - AYF
Airbags		Front Knee	Front Knee	Front Knee
Steering		Power Steering	Power Steering	Power Steering
Brakes		Power Brakes	Power Brakes w/ ABS	Power Brakes
Windows		Power Windows	Power Windows	Power Windows
Door Locks		Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control		Cruise Control	Cruise Control	Cruise Control
Tilt Wheel		Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats		Manual	Power	Power
Rear Defogger		Rear Defogger	Rear Defogger	Rear Defogger
Radio		Radio AM/FM/CD/MP3 - UYE	Radio Color Touch AM/FM/CD/MP3 - UFU	Radio Color Touch AM/FM/CD/MP3 - UFU
Wheels		Wheels, 16" Alloy - WR6	Wheels, 17" 5 Spoke Alloy - RBU	Wheels, 18" Alloy - REN
Floor Mats		Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style		Seat, Cloth Bucket	Seat, Heated Leather Bucket - KA1	Seat, Heated Leather Bucket - KA1
Other		Compact Spare - RU5	Compact Spare - RU5	Compact Spare - RU5
Other		-------------------------------	XM	XM
Other		OnStar	OnStar	OnStar

Required Additional Options
			PDZ - RS Package	PCJ - Sight and Sound Pkg.

Exterior Colors	~~%~~
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic

Confidential	Attachment 1A

		GAR - Black Granite Metallic	GAR - Black Granite Metallic	GAR - Black Granite Metallic
		G1E - Siren Red Tintcoat	G1E - Siren Red Tintcoat	G1E - Siren Red Tintcoat
		GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
		(G7C) Red Hot exterior color	(G7C) Red Hot exterior color	(G7C) Red Hot exterior color
		(G7J) Rainforest Green Metallic exterior color	(G7J) Rainforest Green Metallic exterior color	(G7J) Rainforest Green Metallic exterior color
		(GXG) Tungsten Metallic exterior color	(GXG) Tungsten Metallic exterior color	(GXG) Tungsten Metallic exterior color
		(GXH) Blue Ray Metallic exterior color	(GXH) Blue Ray Metallic exterior color	(GXH) Blue Ray Metallic exterior color
Interior Colors	0
		AFF - Jet Black Cloth	ACB - Cocoa/Light Neutral Leather	AAY - Cocoa/Light Neutral Leather
		AFC - Medium Titanium Cloth	ACC - Jet Black Leather	AAW - Jet Black Leather
		AFG - Brownstone Cloth	ACI - Brownstone Leather	AAX - Brownstone Leather

Confidential	Attachment 1A

Chevrolet Malibu
2016MY Repurchase Rental Minimum Equipment (VN9)
Model		Spec A	Spec B	Spec C	Spec D
Model Code		1GB69	1GC69	1GC69	1GD69
Equipment Group		1FL	1LT	2LT	1LZ
Volume % of Total		15%	35%	30%	20%
Required Additional Options			Power Convenience Package - PCN	Electronics & Entertainment Package - PCU

B83 - Body Side Moldings
Front and Rear Floor Mats - B34
%
Exterior Colors		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
				G1W - Iridescent Pearl Tricoat	G1W - Iridescent Pearl Tricoat
		GBA - Black	GBA - Black	GBA - Black	GBA - Black
			G7T - Butte Red Metallic	G7T - Butte Red Metallic	G7T - Butte Red Metallic
		GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
Interior Colors		GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic
Premium Cloth			G1E - Siren Red Metallic
AFB - Jet Black/Titanium
Premium Cloth/Leatherette
Premium Cloth/Leatherette			AFE - Jet Black	AFE - Jet Black
Premium Cloth/Leatherette			AFG - Jet Black/Titanium	AFG - Jet Black/Titanium
			AFI - Cocoa/Light Neutral	AFI - Cocoa/Light Neutral

Leather Appointed
Leather Appointed					AFK - Jet Black
Leather Appointed					AFM - Jet Black/Brownstone
Leather Appointed					AFL - Cocoa/Light Neutral
Leather Appointed

Confidential	Attachment 1A

Chevrolet Impala
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	1WF19	1WG19	1WU19
Equipment Group	1FL	2FL	1LZ
Volume % of Total	20%	60%	20%
Standard Equipment
Engine	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX	Engine 3.6L V6 - LFX
Transmission	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed
Air Conditioning	Air Cond. Manual Single Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc & ABS
Electronic Stability Control	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 8 Way Power Driver & Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Airbags	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0	Dual Front & Side Air Bag - AY0
Radio	(US8) AM/FM stereo with CD player and MP3 playback	(US8) AM/FM stereo with CD player and MP3 playback	(US8) AM/FM stereo with CD player and MP3 playback
Wheels	Wheels, 16" Alum. - RRZ	Wheels, 17" aluminum - RS7	Wheels, 18" aluminum - RSX
Floor Mats	Optional	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Leather Bucket - AR9
Other	-------------------------------	Grilles	(UPF) Bluetooth for phone
Other	(UPF) Bluetooth for phone	(UPF) Bluetooth for phone	Spoiler
Other			OnStar
Other	(UK3) Steering wheel-mounted audio controls now standard	(UK3) Steering wheel-mounted audio controls now standard	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.
Other	Body Side Moldings - B86	Body Side Moldings - B86	Body Side Moldings - B86
Other	NK5 Standard Steering Wheel	NK5 Standard Steering Wheel	NK5 Standard Steering Wheel
Required Additional Options
		Flip/Fold Rear Seats AM9	Sunroof - CF5
PDV Sunroof Pkg.

Confidential	Attachment 1A

OnStar
XM - U2K (Req. PDD OnStar) Note: R6B Credit Not Available For Units Going To Hawaii & Alaska.

Excluded Options
		Color 37U	Color 37U	Color 37U
		Color 74U	Color 74U	Color 74U

Exterior Colors	%
		17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic
		N/A	N/A	N/A
		41U - Black	41U - Black	41U - Black
		50U - Summit White	50U - Summit White	50U - Summit White
		GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic

		GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat

Interior Colors
		70C/702 - Neutral	70C/702 - Neutral	70C/702 - Neutral
		19C/192 - Ebony	19C/192 - Ebony	19C/192 - Ebony
		83C/832 - Gray	83C/832 - Gray	83C/832 - Gray

Confidential	Attachment 1A

Chevrolet Impala
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec B	Spec C	Spec C
Model Code	1GX69	1GY69	1GY69	1GZ69	1GZ69
Equipment Group	1FL	1LT	2LT	1LZ	2LZ
Volume % of Total	20%	35%	20%	10%	15%
Standard Equipment
Engine	Engine 2.5L 4CYL. - LCV	Engine 2.5L 4CYL. - LCV	Engine 3.6L V6 - LFX	Engine 2.5L 4CYL. - LKW	Engine 3.6L V6 - LFX
Transmission	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed	Transmission, Automatic 6 Speed
Air Conditioning	Air Cond. Manual Single Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone	Air Cond. Manual Dual Zone
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------	-------------------------------	-------------------------------
Steering	Power Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Electronic Stability Control	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4	Stabilitrak - JL4
Windows	Power Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver	Seat, 8 Way Power Driver & Pass	Seat, 8 Way Power Driver & Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Airbags	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF	Dual Front & Side Air Bag - AYF
Radio	(IO3) AM/FM stereo with CD player and MP3 playback	(IO5) Chevrolet My LinkAM/FM stereo with CD player	(IO5) Chevrolet My LinkAM/FM stereo with CD player	(IO5) Chevrolet My LinkAM/FM stereo with CD player	(IO5) Chevrolet My LinkAM/FM stereo with CD player
Wheels	Wheels, 18" Steel - RT3	Wheels, 18" Painted Alloy - RT4	Wheels, 18" Painted Alloy - RT4	Wheels, 19" Machine Faced Aluminum -Q6M	Wheels, 19" Machine Faced Aluminum -Q6M
Floor Mats	Optional	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Cloth Bucket - AR9	Seat, Leather Bucket - AR9	Seat, Leather Bucket - AR9
Other	-------------------------------	Grilles	Grilles	(UPF) Bluetooth for phone	(UPF) Bluetooth for phone
Other	(UPF) Bluetooth for phone	(UPF) Bluetooth for phone	(UPF) Bluetooth for phone	Spoiler	Spoiler
Other	OnStar	OnStar	OnStar	OnStar	OnStar
Other	(UK3) Steering wheel-mounted audio controls now standard	(UK3) Steering wheel-mounted audio controls now standard	(UK3) Steering wheel-mounted audio controls now standard	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.	XM Note: R6B Credit For Units Going To Hawaii & Alaska Will Continue.
Other					Sunroof - C3U

Confidential	Attachment 1A

Other		(NP5) Leather-wrapped steering wheel now standard		(NP5) Leather-wrapped steering wheel now standard		(NP5) Leather-wrapped steering wheel now standard	(NP5) Leather-wrapped steering wheel now standard	(NP5) Leather-wrapped steering wheel now standard
Required Additional Options
				PCP - Convienence Package

Exterior Colors	%		%		%
	20	GAN - Silver Ice Metallic	20	GAN - Silver Ice Metallic		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	10	G7P - Red Rock Metallic	10	GBN - White Diamond		G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat
	20	GBA - Black	20	GBA - Black		GBA - Black	GBA - Black	GBA - Black
	20	GAZ - Summit White	20	GAZ - Summit White		GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	20	GLJ - Ashen Gray Metallic	20	GLJ - Ashen Gray Metallic		GA6 - Heather Gray Metallic	GA6 - Heather Gray Metallic	GA6 - Heather Gray Metallic
	10	GWT - Champagne Silver Metallic	10	GBE - Crystal Red Tintcoat		G1E - Siren Red Metallic	G1E - Siren Red Metallic	G1E - Siren Red Metallic
						GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
						GC8 - Green with Envy	GC8 - Green with Envy	GC8 - Green with Envy

	100		100		0
Interior Colors
Premium Cloth		H0Z - Jet Black/Dark Titanium
Premium Cloth/Leatherette				H0U - Jet Black		H0U- Jet Black
Premium Cloth/Leatherette				H0X - Jet Black/Dark Titanium		H0X - Jet Black/Dark Titanium
Sueded Microfiber
Sueded Microfiber
Sueded Microfiber
Leather-appointed							H0Y - Jet Black	H0Y - Jet Black
Leather-appointed							H1Q - Jet Black/Dark Titanium	H1Q - Jet Black/Dark Titanium
Leather-appointed

Confidential	Attachment 1A

Chevrolet Camaro
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec		Spec A	Spec B	Spec C
Model Code		1EF37	1EH37	1ET37
Equipment Group		1LT	2LT	2SS
Volume % of Total		45%	40%	15%
Required Additional Options
		Transmission, Automatic - MX0	Transmission, Automatic - MX0	Transmission, Automatic - MX0
		ZCZ - Spare Tire and Wheel	ZCZ - Spare Tire and Wheel	SGC - Spare Tire and Wheel Not Desired
		-------------------------------		Engine 6.2L (V8) - L99
		Wheels, 20" Polished Aluminum - RUY	Wheels, 20" Polished Aluminum - RUY	Wheels, 20" Polished Aluminum - RUY
		7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ
		Sunroof - CF5	Sunroof - CF5	Sunroof - CF5
		RS Exterior Pkg (WRS)	RS Exterior Pkg (WRS)	RS Exterior Pkg (WRS)
Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBA - Black	GBA - Black	GBA - Black
	20	G7C - Red Hot	G7C - Red Hot	G7C - Red Hot
	20	G7D - Bright Yellow	G7D - Bright Yellow	G7D - Bright Yellow
	20	G7P - Red Rock Metallic	G7P - Red Rock Metallic	G7P - Red Rock Metallic
100
Interior Colors
Sport Cloth		AFC - Back
Sport Cloth		AFD - Gray
Sport Cloth		AFE - Beige
Front Leather Seating Services			AFF - Back
Front Leather Seating Services			AFG - Gray
Front Leather Seating Services			AFH - Beige
AFI -Inferno Orange
AOC - Blue
2SS Front Buckets with SS Embroidery				AFM - Back
2SS Front Buckets with SS Embroidery				AFN - Gray
2SS Front Buckets with SS Embroidery				AFO - Beige
2SS Front Buckets with SS Embroidery				AAY -Inferno Orange
2SS Front Buckets with SS Embroidery				AOF - Blue

Confidential	Attachment 1A

Chevrolet Camaro Convertible
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec		Spec A	Spec B	Spec C
Equipment Group		1EF67	1EH67	1ET67
Equipment Group		1LT	2LT	2SS
Volume % of Total		30%	40%	30%
Required Additional Options		Transmission, Automatic - MX0	Transmission, Automatic - MX0	Wheels, 20" Polished Aluminum -RUY
		Wheels, 19" Bright Aluminum - RVD	Wheels, 20" Polished Aluminum -RUY
		7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ	7" Color Touch w/Nav - UHQ
		ZCZ- Spare Tire and Wheel	ZCZ- Spare Tire and Wheel	Engine 6.2L (V8) - L99
		6 Speed Auto Trans. - MXO	6 Speed Auto Trans. - MXO	6 Speed Auto Trans. - MXO
			RS Package	RS Package
Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
	20	GBA - Black	GBA - Black	GBA - Black
	20	G7C - Red Hot	G7C - Red Hot	G7C - Red Hot
	20	G7D - Bright Yellow	G7D - Bright Yellow	G7D - Bright Yellow
	20	G7P - Red Rock Metallic	G7P - Red Rock Metallic	G7P - Red Rock Metallic
100
Interior Colors
Sport Cloth		AFC - Back
Sport Cloth		AFD - Gray
Sport Cloth		AFE - Beige
Front Leather Seating Services			AFF - Back
Front Leather Seating Services			AFG - Gray
Front Leather Seating Services			AFH - Beige
AFI -Inferno Orange
AOC - Blue
2SS Front Buckets with SS Embroidery				AFM - Back
2SS Front Buckets with SS Embroidery				AFN - Gray
2SS Front Buckets with SS Embroidery				AFO - Beige
2SS Front Buckets with SS Embroidery				AAY -Inferno Orange
2SS Front Buckets with SS Embroidery				AOF - Blue

Confidential	Attachment 1A

Chevrolet Corvette
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B
Model	Coupe	Convertible
Model Code	1YY07	1YY67
Equipment Group	3LT	3LT
Required Additional Options
	Dual Mode Performance Exhaust - NPP	Dual Mode Performance Exhaust - NPP
	Transmission, 8-speed paddle shift with automatic modes - M5U	Transmission, 8-speed paddle shift with automatic modes - M5U
	18" Wheels, 5-spoke, Chrome Alum - QX3	18" Wheels, 5-spoke, Chrome Alum - QX3
Transparent Roof - CC3
Exterior Colors

	GBA - Black	GBA - Black
	G8A - Velocity Yellow	G8A - Velocity Yellow
	GKZ - Red	GKZ - Red
Interior Colors
	195 - Black	195 - Black
	345 - Kalahari	345 - Kalahari
	145 - Gray	145 - Gray
Convertible Top Colors		21T = Kalahari, 37T = Gray, 41T = Black

Confidential	Attachment 1A

Chevrolet Trax
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D
Model Code	1JV76	1JS76	1JW76	1JT76
Equipment Group	LT - FWD	1LT - AWD	LTZ - FWD	LTZ - AWD
Volume % of Total	30%	20%	30%	20%
Standard Equipment

Engine	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder	LUV - ECOTEC Turbo 1.4L Variable Valve Timing DOHC 4-cylinder
Transmission	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic	MNK - Transmission, 6-speed automatic
Air Conditioning	C60 - Single Zone Manual	C60 - Single Zone Manual	C60 - Single Zone Manual	C60 - Single Zone Manual
Steering	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric	NJ1 - power, non-variable ratio, electric
Brakes	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum	JM4 - 4-wheel antilock, front disc/rear drum
Windows	Power with driver Express-Up/Down	Power with driver Express-Up/Down	Power with driver Express-Up/Down	Power with driver Express-Up/Down
Door Locks	Door locks, power programmable	Door locks, power programmable	Door locks, power programmable	Door locks, power programmable
	Door locks, rear child security	Door locks, rear child security	Door locks, rear child security	Door locks, rear child security
Cruise Control	STD	STD	STD	STD
Tilt & Telescoping Wheel
Seats	AH3, driver 4-way manual	AH3, driver 4-way manual	AH3, driver 4-way manual	AH3, driver 4-way manual
Rear Defogger
Radio	UQ3 - Audio system feature, 6-speaker system	UQ3 - Audio system feature, 6-speaker system	UQA - Audio system feature, Bose premium 7-speaker system with amplifier, including subwoofer	UQA - Audio system feature, Bose premium 7-speaker system with amplifier, including subwoofer
Wheels	RRZ - Wheels, 16" (40.6 cm) aluminum	RRZ - Wheels, 16" (40.6 cm) aluminum	5P4 - Wheels, 18" (45.7 cm) aluminum	5P4 - Wheels, 18" (45.7 cm) aluminum
Floor Mats	STD	STD	STD	STD
Seat Trim/Style
Airbags	STD	STD	STD	STD
Rear Camera	STD	STD	STD	STD
Required Additional Options

	PDB Package(which includes AG9, EVK, N34, UD7)	PDB Package(which includes AG9, EVK, N34, UD7)	Sunroof - CF5	Sunroof - CF5

Exterior Colors

Confidential	Attachment 1A

		GB8– Mosaic Black Metallic	GB8– Mosaic Black Metallic	GB8– Mosaic Black Metallic	GB8– Mosaic Black Metallic
		GAZ–Summit White	GAZ–Summit White	GAZ–Summit White	GAZ–Summit White
		GTS–Blue Topaz Metallic	GTS–Blue Topaz Metallic	GTS–Blue Topaz Metallic	GTS–Blue Topaz Metallic
		GAN–Silver Ice Metallic	GAN–Silver Ice Metallic	GAN–Silver Ice Metallic	GAN–Silver Ice Metallic
		G7C - Red Hot	G7C - Red Hot	G7C - Red Hot	G7C - Red Hot

TOTAL
Interior Colors
	80%	AES - Jet Black	AES - Jet Black	AEW - Jet Black	AEW - Jet Black
	10%	AET - Jet Black/Titanium	AET - Jet Black/Titanium	AEX - Jet Black/Titanium	AEX - Jet Black/Titanium
	10%	AEV - Jet Black/Brownstone	AEV - Jet Black/Brownstone	AEY - Jet Black/Brownstone	AEY - Jet Black/Brownstone

Exterior Colors	%
	20	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic		GAN - Silver Ice Metallic
	20	GBU - Arctic Ice	GBU - Arctic Ice		GBU - Arctic Ice
	20	GLJ - Ashen Gray Metallic	GLJ - Ashen Gray Metallic		GLJ - Ashen Gray Metallic
	20	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat		GBE - Crystal Red Tintcoat
	20	(GXH) Blue Ray Metallic	(GXH) Blue Ray Metallic		(GXH) Blue Ray Metallic
100
Interior Colors
AEN - Black Cloth		AEN - Black Cloth	AEN - Black Cloth
ADW - Black Leather			ADW - Black Leather		ADW - Black Leather
ADX - Black/Titanium Leather					ADX - Black/Titanium Leather

Confidential	Attachment 1A

Chevrolet Equinox
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec A	Spec B	Spec C	Spec D
Model Code	1LH26	1LK26	1LJ26	1LM26
Equipment Group	LT	LT	1LZ	1LZ
Model	4 Dr Utility FWD	4 Dr Utility AWD	4 Dr Utility AWD	4 Dr Utility AWD
Volume % of Total	35%	40%	10%	15%
Standard Equipment	1LT	2LT	1LZ	1LZ
Engine	Engine 2.4 L - LEA	Engine 2.4 L - LEA	Engine 2.4 L - LEA	Engine 2.4 L - LEA
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Conditioning	Auto HVAC	Auto HVAC	Auto HVAC
Air Conditioning, Rear	-------------------------------	-------------------------------	-------------------------------	-------------------------------
Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering	Variable Electric Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors	Power w/ Express Down on all doors
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt & Telescoping Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel	Tilt/Telescoping Steering Wheel
Seats	Manual Driver w/power Hgt & Lumbar	Seat, 8-Way Power Driver	Seat, 8-Way Power Driver & Passenger	Seat, 8-Way Power Driver & Passenger
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	UFU	UFU	UFU	UFU
Wheels	Wheels, 17" aluminum - RVF	Wheels, 17" aluminum - RVF	(5P4) 18" aluminum wheels	(5P4) 18" aluminum wheels
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket	Heated Seat, Cloth Bucket	Heated Seat, Bucket	Heated Seat, Bucket
Airbags	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain	Frt Side and Frt/RR Head Curtain
Other	-------------------------------	-------------------------------	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL	Perforated Leather Seating - Included and only available with (AFL), (AFM), or (AFN) - EAL
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar	OnStar	OnStar	OnStar
Other	XM	XM	XM	XM
Other

Required Additional Options			Chevrolet MyLink Touch - UHQ	Chevrolet MyLink Touch - UHQ

Confidential	Attachment 1A

		Driver Convenience Package - Includes (BTV) remote vehicle starter system, (AE8) 8-way power front seat adjuster and (UVC) rearview camera system - PDD -	Power Convenience Package, includes (AH8) 8-way power pass seat, (UG1) universal garage opener and (TB5) power programmable liftgate - PDC	Sunroof - CF5	Sunroof - CF5
			Sunroof - CF5	Engine 3.6L V6 w/Flex Fuel - LFX	Engine 3.6L V6 w/Flex Fuel - LFX

Exterior Colors	%
	10	GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		GAZ - Summit White	GAZ - Olympic White - NEW	GAZ - Olympic White - NEW	GAZ - Olympic White - NEW
		GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
		GXG - Tungsten Metallic	GXG - Tungsten Metallic	GXG - Tungsten Metallic	GXG - Tungsten Metallic
		G1E - Siren Red Tintcoat	G1E - Siren Red Tintcoat	G1E - Siren Red Tintcoat	G1E - Siren Red Tintcoat
		G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat	G1W - Iridescent Pearl Tintcoat
Interior Colors
		AFK - Jet Black/Lt. Titanium	AFK/AFM - Jet Black/Lt. Titanium	AFM - Jet Black/Lt. Titanium	AFM - Jet Black/Lt. Titanium
		AFJ - Jet Black	AFJ/AFL - Jet Black	AFL - Jet Black	AFL - Jet Black
			AFN Jet Black/Brownstone	AFN Jet Black/Brownstone	AFN Jet Black/Brownstone

Confidential	Attachment 1A

Chevrolet Traverse
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D	Spec E
Model Code	CR14526	CR14526	CV14526 AWD	CV14526 AWD	CV14526 AWD
Equipment Group	1LT - FWD	2LT - FWD	1LT - AWD	2LT - AWD	LTZ -AWD
Volume % of Total	30%	25%	25%	10%	10%
Standard Equipment	1LT - FWD	2LT - FWD	1LT - AWD	2LT - AWD	LTZ -AWD
Engine	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6	3.6 L V6
Transmission	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED	AUTOMATIC, 6-SPEED
Air Conditioning	Manual	Auto, tri-zone	Manual	Auto, tri-zone	Auto, tri-zone
Air Conditioning, Rear	manual standard	manual standard	manual standard	manual standard	manual standard
Steering	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable	Power assist, variable
Brakes	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon	w/ABS, StabiliTrak, Tire Pressure Mon
Windows	Power	Power	Power	Power	Power
Door Locks	RKE standard	RKE standard	RKE standard	RKE standard	RKE standard
Cruise Control	standard	standard	standard	standard	standard
Tilt Wheel	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping	Tilt & telescoping
Seats	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Front buckets, rear benches	Ft buckets, 2nd row captain's chairs	Ft buckets, 2nd row captain's chairs
Rear Defogger	standard	standard	standard	standard	standard
Radio	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD and XM	AM/FM w/ CD, XM, Bose & USB Port	AM/FM w/ CD, XM, Bose & USB Port
Wheels	18" aluminum	18" aluminum	18" aluminum	18" aluminum	18" aluminum
Floor Mats	all seating positions	all seating positions	all seating positions	all seating positions	all seating positions
Seat Trim/Style	cloth, 8-passenger	cloth, 7-passenger	cloth, 8-passenger	cloth, 7-passenger	leather, 7-passenger
Other	8-way power driver	8-way power driver	8-way power driver	8-way power driver	8-way power driver
Other	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert	Rear Parking Assist audible alert
Other	---	Rear Camera in ISRV mirror	---	Rear Camera in ISRV mirror	Rear Camera in ISRV mirror
Other	---	Power tailgate	---	Power tailgate	Power tailgate
Other	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls	Steering wheel w/audio controls

Confidential	Attachment 1A

Other		OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections	OnStar Directions & Connections
Other		---	---	---	---	PCL Personal Connectivity Pkg
Other		XM	XM	XM	XM
Required Additional Options
			U42 - Rear DVD		U42 - Rear DVD
C3U Panoramic Sunroof
			Leather Seats - IP2		Leather Seats - IP2.
		Heated Seats w/ Prem Cloth - KA1		Heated Seats w/ Prem Cloth - KA1
		Remote Start		Remote Start
Excluded Options
		Color 51U	Color 51U	Color 51U	Color 51U	Color 51U
		Color GGU	Color GGU	Color GGU	Color GGU	Color GGU

Exterior Colors	%
		17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic	17U - Silver Ice Metallic
		GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
		GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic	GB8 - Mosaic Black Metallic
		G1E - Siren Red Metallic	G1E - Siren Red Metallic	G1E - Siren Red Metallic	G1E - Siren Red Metallic	G1E - Siren Red Metallic
		G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat	G1W - Iridescent Pearl Tri-Coat
		GXG - Tungsten	GXG - Tungsten	GXG - Tungsten	GXG - Tungsten	GXG - Tungsten
0
Interior Colors
Premium Cloth		83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium	83C - Dark Titanium / Light Titanium
Leather-appointed			832 - Dark Titanium / Light Titanium		832 - Dark Titanium / Light Titanium
Perforated leather seating surfaces						833 - Dark Titanium / Light Titanium
Premium Cloth		19C - Ebony	19C - Ebony	19C - Ebony	19C - Ebony
Leather-appointed			192 - Ebony		192 - Ebony
Perforated leather seating surfaces						193 - Ebony
Premium Cloth		0IC - Ebony/Saddle Up	0IC - Ebony/Saddle Up	0IC - Ebony/Saddle Up	0IC - Ebony/Saddle Up
Leather-appointed			0I2 - Ebony/Saddle Up		0I2 - Ebony/Saddle Up
Perforated leather seating surfaces						0I3 - Ebony/Saddle Up

Confidential	Attachment 1A

Chevrolet Tahoe
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	CC15706	CK15706
Equipment Group	1LT - 2WD	1LT - 4WD
Volume % of Total	60%	40%
Standard Equipment
Engine	Engine Vortec 5.3L V8 - LC9	Engine Vortec 5.3L V8 - LC9
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Conditioning, Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Air Bags	Dual Front & Side	Dual Front & Side
Radio	Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels	Wheels, 18" aluminum - N87	Wheels, 17" aluminum - P46
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Cloth Bucket - A95	Seat, Cloth Bucket - A95
Other	StabiliTrak	StabiliTrak
Other	Rear Park Assist	Rear Park Assist
Other	Power Adj Pedals	Power Adj Pedals
Other	Bluetooth Interface	Bluetooth Interface
Other	XM	XM
Other	OnStar	OnStar

Required Additional Options	PCK - Luxury Pkg.	PCK - Luxury Pkg.
	Full Feature Leather Buckets with Heat (10 way)-AN3	Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6
	Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3

Confidential	Attachment 1A

		2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
		Power Liftgate - E61	Power Liftgate - E61

		Sunroof - CF5	Sunroof - CF5 -
		Rear Entertainment - U42 (Req UUJ Radio)	Rear Entertainment - U42 (Req UUJ Radio)

Exterior Colors	%
		GBA - Black	GBA - Black
		G1E - Siren Red Metallic	G1E - Siren Red Metallic
		GAZ - Summit White	GAZ - Summit White
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		G1C - Slate Gray Metallic	G1C - Slate Gray Metallic

0
Interior Colors
		H2V - Jet Black/Dark Ash	H2V - Jet Black/Dark Ash
		H0K - Cocoa/Dune	H0K - Cocoa/Dune
		H2U - Jet Black	H2U - Jet Black

Confidential	Attachment 1A

Chevrolet Suburban
2014MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	CC15906	CK15906
	1LT -2WD	1LT - 4WD
Equipment Group	1LT	1LT
Volume % of Total	60%	40%
Standard Equipment
Engine	Engine Vortec 5.3L V8 - LMG	Engine Vortec 5.3L V8 - LC9
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seats	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Seats	3 Pass 3rd Row Seat - AS3	3 Pass 3rd Row Seat - AS3
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD - UUI	Radio AM/FM/CD - UUI
Wheels	Wheels, 17" aluminum - P46	Wheels, 17" aluminum - P46
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket - A95	Seat, Leather Bucket - A95
Air Bags	Dual Front & Side	Dual Front & Side
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist
Other	Blue Tooth Interface - UPF	Blue Tooth Interface - UPF
Other	XM	XM
Other	OnStar	OnStar
Required Additional Options	PCK - Luxury Pkg.	PCK - Luxury Pkg.
Full Feature Leather Buckets with Heat (10 way)-AN3
	Heated 2nd Row Seats - KA6	Heated 2nd Row Seats - KA6

Confidential	Attachment 1A

		Power Folding Outside Mirrors with Integrated Turn Signals - DL3	Power Folding Outside Mirrors with Integrated Turn Signals - DL3
		2nd Row - Power Release - ARS	2nd Row - Power Release - ARS
		Power Liftgate - E61	Power Liftgate - E61
		Sunroof - CF5	Sunroof - CF5 -
		Rear Entertainment - U42 (Req UUJ Radio)	Rear Entertainment - U42 (Req UUJ Radio)
Exterior Colors	%
		GBA - Black	GBA - Black
		G1E - Siren Red Metallic	G1E - Siren Red Metallic
		GAZ - Summit White	GAZ - Summit White
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		G1C - Slate Gray Metallic	G1C - Slate Gray Metallic
Interior Colors		H2V - Jet Black/Dark Ash	H2V - Jet Black/Dark Ash
		H0K - Cocoa/Dune	H0K - Cocoa/Dune
		H2U - Jet Black	H2U - Jet Black

Confidential	Attachment 1A

Chevrolet Express
2016MY Repurchase Rental Minimum Equipment (VN9)
Spec	Spec C	Spec D	Spec E
Model	Van Reg WB RWD	Van Reg WB RWD	Van Ext WB RWD
Equipment Group
Model Code	CG23406	CG33406	CG33706
Volume % of Total
Standard Equipment	1LT	1LT	1LT
Required Additional Options
	Radio AM/FM/CD - U0H	Radio AM/FM/CD - U0H	Radio AM/FM/CD - U0H
	Rear Defogger - C49	Rear Defogger - C49	Rear Defogger - C49
	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1	Seat, 6-Way Power Driver - AG1
	UVC Rear Camera	UVC Rear Camera	UVC Rear Camera

Exterior Colors
50U - Summit White	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White

Interior Colors
93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter	93G - Medium Pewter

Confidential	Attachment 1A

Buick Verano (ALL NEW)
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	4PG69	4PH69	4PH69
Equipment Group	1SG	1SL	1SL
Volume % of Total	30%	30%	40%
Standard Equipment	1SG	1SL	1SL
Engine	2.4L Cyl	2.4L Cyl	2.4L Cyl
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Electric	Power Steering, Electric
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	6-Way Power Driver Seat	6-Way Power Driver Seat	6-Way Power Driver Seat
Seats	Manual Passenger Seat	Manual Passenger Seat	Manual Passenger Seat
Seats	KA1) Driver and front passenger heated seats	KA1) Driver and front passenger heated seats	KA1) Driver and front passenger heated seats
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Color Connected Radio with Buick IntelliLink	Color Connected Radio with Buick IntelliLink	Color Connected Radio with Buick IntelliLink
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 18" forged alloy aluminum - RV1	Wheels, 18" forged alloy aluminum - RV1	Wheels, 18" forged alloy aluminum - RV1
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Ribbon-fabric with leatherette accents	Leather-appointed	Leather-appointed
Other	Fog Lamps	Fog Lamps	Fog Lamps
Other	Rear view camera	Rear view camera	Rear view camera
Other	(UEU) Forward Collision Alert	(UEU) Forward Collision Alert	(UEU) Forward Collision Alert
	(UFL) Lane Departure Warning	(UFL) Lane Departure Warning	(UFL) Lane Departure Warning
Other	OnStar	OnStar	OnStar
Other	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert	Convenience Package WPG - 6-way power driver seat - Heated OSRVMs - Self-dimming ISRVMs - Ultrasonic rear parking assist - Side-blind zone with rear cross traffic alert

Confidential	Attachment 1A

Other		(UG1) Universal Home Remote, garage door opener, 3-channel programmable	(UG1) Universal Home Remote, garage door opener, 3-channel programmable	(UG1) Universal Home Remote, garage door opener, 3-channel programmable
Other			Leather Package - Heated leather-appointed seats - EZ-key passive entry and push-button start - Bose Premium Audio sound system - Heated leather-wrapped steering wheel	Leather Package - Heated leather-appointed seats - EZ-key passive entry and push-button start - Bose Premium Audio sound system - Heated leather-wrapped steering wheel
Required Additional Options
Sunroof (CFI) - 100%

Excluded Options

Exterior Colors	%		(GAZ) Summit White	(GAZ) Summit White
		(GAZ) Summit White	(GAN) Quicksilver Metallic	(GAN) Quicksilver Metallic
		(GAN) Quicksilver Metallic	(GBE) Crystal Red Tintcoat	(GBE) Crystal Red Tintcoat
		(GBE) Crystal Red Tintcoat	(GBN) White Diamond Tricoat	(GBN) White Diamond Tricoat
		(GBN) White Diamond Tricoat	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
		GB8 - Ebony Twilight Metallic	(GLJ) Smoky Gray Metallic	(GLJ) Smoky Gray Metallic
(G7Q) Smoky Gray Metallic

Interior Colors
		(AFA) Medium Titanium Ribbon Fabric	(AFE) Chocacchino Leather	(AFE) Chocacchino Leather
		(AFC) Cashmere Ribbon Fabric	(AFB) Ebony Leather	(AFB) Ebony Leather
			(AFD) Cashmere Leather	(AFD) Cashmere Leather

Confidential	Attachment 1A

Buick LaCrosse (ALL NEW)
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	4GM69	4GM69	4GT69
Equipment Group	1SL	1SL	1SR
Volume % of Total	20%	50%	30%
Standard Equipment	1SL	1SL	1SR
Engine	2.4L Cyl - LUK eAssist	2.4L Cyl - LUK eAssist	3.6L V6 (LFX)
Transmission	6-Speed Automatic	6-Speed Automatic	6-Speed Automatic
Air Conditioning	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone	Air Cond. Auto Dual Zone
Steering	Power Steering, Electric	Power Steering, Electric	Power Steering, Magnetic
Brakes	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS	Pwr Brakes w/ 4Whl Disc & ABS
Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry	Pwr Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Rake and Telescoping	Manual Rake and Telescoping	Manual Rake and Telescoping
Seats	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)	8-Way Power Driver Seat (includes lumbar)
Seats	Power Passenger Seat	Power Passenger Seat	Power Passenger Seat
Seats	Heated Seats, driv. & pass	Heated Seats, driv. & pass	Heated and Ventilated Seats, driv. & pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Color Radio AM/FM/CD/MP3- UFU	Color Radio AM/FM/CD/MP3- UFU	Color Radio AM/FM/CD/MP3- UFU with Harman Kardon Premium Sound System
Radio	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted	Radio Controls, steering wheel mounted
Stabilitrak	Includes Traction Control	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 17" aluminum - Q05	Wheels, 17" aluminum - Q05	18" Chrome Wheels - Q52
Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51	Seats, Leather Appointed Bucket - A51
Other			Hi-Per Strut Suspension
Other	High Resolution Driver Information Center	High Resolution Driver Information Center	High Resolution Driver Information Center
Other			Spare Included - P77
Other	OnStar	OnStar	OnStar
Other	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port	Convenience Package (PDD) - Auto Dimming ISRVM - Remote Start -Power Outlet -Universal Home Remote - USB port

Confidential	Attachment 1A

Other		Rear Spoiler (n/a with V6 engine)	Rear Spoiler (n/a with V6 engine)
Other		Fog Lamps	Fog Lamps	Fog Lamps
Other		Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera		Comfort & Convenience #2 (PCM) -Ultrasonic Rear Parking Assist -Memory settings -Outside heated power-adjustable, power-folding mirrors - Rear Vision Camera
Other				Luxury Package (PCK) -Leather/Woodgrain Heated Steering Wheel -Perforated and Ventilated front seats -Power rear sunshade -Passive entry and push button start
Other
Other

Required Additional Options
			V6 Engine (LFX)	Sunroof - C3U
Driver Confidence Pkg - PCI

Exterior Colors	%
		GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
		(G7Q) Smoky Gray Metallic	(G7Q) Smoky Gray Metallic	(G7Q) Smoky Gray Metallic
		GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat	GBE - Crystal Red Tintcoat
		GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
		GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
		GBN - White Diamond Tricoat	GBN - White Diamond Tricoat	GBN - White Diamond Tricoat
		GWT Champagne Silver Metallic	GWT Champagne Silver Metallic	GWT Champagne Silver Metallic

Interior Colors
		H0Y - Ebony	H0Y - Ebony	H1Y - Ebony
		H1V - Light Neutral	H1V - Light Neutral	H1W - Light Neutral
		HJ4 -Choccachino	HJ4 -Choccachino	HJ8 - Choccachino

Confidential	Attachment 1A

Buick Regal
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	4GR69	4GP69
Equipment Group	1SN	1FL
Volume % of Total	55%	45%
Engine	(LHU) 2.0L Turbo 220hp	(LEA) ECOTEC 2.4L DOHC
Standard Equipment
Engine	(LHU) 2.0L Turbo 220hp	(LEA) ECOTEC 2.4L DOHC
Transmission	Transmission, 6-Speed Automatic	Transmission, 6-Speed Automatic
Air Conditioning	Auto Dual Zone Climate Control	Auto Dual Zone Climate Control
Steering	Power Steering, Hydraulic	Power Steering, Hydraulic
Brakes	Power Brakes w/ 4-Wheel Disc, ABS, & Brake Assist	Power Brakes w/ 4-Wheel Disc, ABS, & Brake Assist
Windows	Power Windows (Exp Up/Down Front, Exp Down Rear)	Power Windows (Exp Up/Down Front, Exp Down Rear)
Door Locks	Power Locks w/Keyless Entry	Power Locks w/Keyless Entry
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Manual Tilt and Telescoping	Manual Tilt and Telescoping
Seats	Seat, Driver, 8-way Power	Seat, Driver, 8-way Power
Seats	Seat, Driver, 4-way Power Lumbar (APG)	Seat, Driver, 4-way Power Lumbar (APG)
Seats	Seat, Passenger, 4-way Manual, 2 Way Power Height (A6C)	Seat, Passenger, 4-way Manual, 2 Way Power Height (A6C)
Seats	Heated Seats, Driver & Front Passenger (KA1)	Heated Seats, Driver & Front Passenger (KA1)
Seat Trim/Style	Seat, Leather Bucket	Seat, Leather Bucket
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/CD/MP3 (UYE)	Radio AM/FM/CD/MP3 (UYE)
Radio	Radio Controls, Steering Wheel Mounted	Radio Controls, Steering Wheel Mounted
Radio	7 Speaker System (U65)	7 Speaker System (U65)
Stabilitrak	Includes Traction Control	Includes Traction Control
Wheels	Wheels, 18" Alloy (Q56)	Wheels, 18" Alloy (Q56)
Floor Mats	Floor Mats, Front and Rear	Floor Mats, Front and Rear
Air Bags	6 Air Bags - Front, Front Side, & Head Curtain (AY0)	6 Air Bags - Front, Front Side, & Head Curtain (AY0)
Other	Steering Wheel, Leather Wrapped	Steering Wheel, Leather Wrapped
Other	Trunk Cargo Net	Trunk Cargo Net
Other	Dual Exhaust with Hidden Tips	Dual Exhaust with Hidden Tips
Other	Compact Spare Tire	Compact Spare Tire
Other	Heated Power Mirrors	Heated Power Mirrors

Confidential	Attachment 1A

Other		Auto-Dimming ISRVM	Auto-Dimming ISRVM
Other		Fog Lamps	Fog Lamps
Other		USB Port for iPod/MP3 Player	USB Port for iPod/MP3 Player
Other		Bluetooth for Phone	Bluetooth for Phone
Other		XM Radio	XM Radio
Other		OnStar	OnStar
Other
Other

Required Additional Options
		Sunroof (CF5)	Sunroof (CF5)

Exterior Colors	%
		GLJ - Smokey Gray Metallic	GLJ - Smokey Gray Metallic
		GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
		GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
		GAZ - Summit White	GAZ - Summit White
		G1W- Abalone White Tri-Coat	G1W- Abalone White Tri-Coat
		G1E - Crimson Red Tintcoat	G1E - Crimson Red Tintcoat
		GWT - Champagne Silver Metallic	GWT - Champagne Silver Metallic
0
Interior Colors
		AFM - Ebony seats with Ebony interior accents	AFM - Ebony seats with Ebony interior accents
		AFL - Light Neutral seats with Cocoa interior accents	AFL - Light Neutral seats with Cocoa interior accents
AGO - Ebony seats with Saddle interior accents

Confidential	Attachment 1A

Buick Enclave
2016MY Repurchase Rental Minimum Equipment (VN9)
Model		Spec A	Spec B
Model Code		4R14526	4V14526
Equipment Group		1SL - FWD	1SL - AWD
Volume % of Total		60%	40%
Required Additional Options

		Sunroof - C3U	Sunroof - C3U
		Wheels, 19" chromed - PJH	Wheels, 19" chromed - PJH

Exterior Colors	%
		17U - Quicksilver Metallic	17U - Quicksilver Metallic
		GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
		G1E - Crimson Red Tintcoat	G1E - Crimson Red Tintcoat
		G1W- Abalone White Tri-Coat	G1W- Abalone White Tri-Coat
		GAZ - Summit White	GAZ - Summit White
		GXG - Iridium Metallic	GXG - Iridium Metallic

Interior Colors
192 - Ebony/Ebony Accents
		832 - Titanium/Dark Titanium Accents	832 - Titanium
		432 - Choccachino/Cocoa Accents	432 - Choccachino
		7I2 - Ebony/Plum Accents	542 - Cocoa

Confidential	Attachment 1A

GMC Acadia
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C
Model Code	TR 14526	TR 14526	TV 14526
Equipment Group	3SB (SLE-2) - FWD	4SA (SLT-1) - FWD	4SA (SLT-1) - AWD
Volume % of Total	40%	30%	30%
Required Additional Options
	Trailering - V92	Sunroof - C3U	Sunroof - C3U
		Trailering - V92	Trailering - V92

Exterior Colors
	17U - Quicksilver Metallic	17U - Quicksilver Metallic	17U - Quicksilver Metallic
	GAZ - Summit White	GAZ - Summit White	GAZ - Summit White
	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
	G1E - Crimson Red Metallic	G1E - Crimson Red Metallic	G1E - Crimson Red Metallic
	G1W - Abalone White Tri-Coat	G1W - Abalone White Tri-Coat	G1W - Abalone White Tri-Coat
	GXG - Iridium Metallic	GXG - Iridium Metallic	GXG - Iridium Metallic

Interior Colors
	19C - Ebony	192 - Ebony	192 - Ebony
		222 - Dark Cashmere	222 - Dark Cashmere
	83C - Light Titanium	832 - Light Titanium	832 - Light Titanium

Confidential	Attachment 1A

GMC Terrain
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B	Spec C	Spec D
Model Code	TLH26	TLK26	TLJ26	TLM26
Equipment Group	3SB (SLE-2) - 2WD	3SB (SLE-2) - 4WD	4SB (SLT-2) - 2WD	4SB (SLT-2) - 4WD
Equipment Group	3SB (SLE-2)	3SB (SLE-2)	4SB (SLT-2)	4SB (SLT-2)
Volume % of Total	25%	25%	25%	25%
Standard Equipment	3SB (SLE-2) - 2WD	3SB (SLE-2) - 4WD	4SB (SLT-2) - 2WD	4SB (SLT-2) - 4WD
Engine	Engine 2.4L SIDI	Engine 2.4L SIDI	Engine 2.4L SIDI	Engine 2.4L SIDI
Transmission	Transmission, Auto 6 spd	Transmission, Auto 6 spd	Transmission, Auto 6 spd	Transmission, Auto 6 spd
Air Conditioning	Auto Single Zone	Auto Single Zone	Auto Single Zone	Auto Single Zone
Steering	Power Steering	Power Steering	Power Steering	Power Steering
Brakes	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS	Brakes, Pwr 4Whl Disc w/ABS
Windows	Power Windows	Power Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic	Tilt Steering Wheel, Telescopic
Seats	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass	Seat, 5-Pass
Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB	Radio, AM/FM w/CD/MP3/USB
Wheels	Wheels, 17" aluminum	Wheels, 17" aluminum	Wheels, 18" aluminum	Wheels, 18" aluminum
Floor Mats	Floor Mats	Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Premium Cloth	Premium Cloth	Leather	Leather
Other	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way	Power Driver Seat: 8-Way
Other	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio	Leather Wrapped w/ Audio
Other	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk	Premium Audio - Pioneer 8-Spk
Other	---------------	---------------	Remote Start	Remote Start
Other	StabiliTrak	StabiliTrak	StabiliTrak	StabiliTrak
Other	OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth	OnStar w/ Bluetooth
Other	XM	XM	XM	XM
Other	Manual Liftgate	Manual Liftgate	Power Liftgate	Power Liftgate
Other	---------------	---------------	Rear Park Assist	Rear Park Assist
Other	---------------	---------------	Memory: Drivers Seat & Mirrors	Memory: Drivers Seat & Mirrors
Other	---------------	---------------	Sunroof	Sunroof

Confidential	Attachment 1A

Other	---------------		Chrome Package	Chrome Package

Required Additional Options	---------------	---------------	---------------	---------------
			(LFX) 3.6L V6 SIDI	(LFX) 3.6L V6 SIDI

Exterior Colors
	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic	GAN - Quicksilver Metallic
	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic	GB8 - Ebony Twilight Metallic
	G1E - Crimson Red Metallic	G1E - Crimson Red Metallic	G1E - Crimson Red Metallic	G1E - Crimson Red Metallic
	GAZ - Summit White - NEW	GAZ - Summit White - NEW	GAZ - Summit White - NEW	GAZ - Summit White - NEW

Interior Colors
AFA/AFC/AFE - Jet Black	AFC - Jet Black	AFC - Jet Black	AFE - Jet Black	AFE - Jet Black
AFB/AFD/AFF - Light Titanium	AFD - Light Titanium	AFD - Light Titanium	AFF - Light Titanium	AFF - Light Titanium
AFG - Brownstone - (Leather Only)			AFG - Brownstone - (Leather Only)	AFG - Brownstone - (Leather Only)

Confidential	Attachment 1A

GMC Yukon
2016MY Repurchase Rental Minimum Equipment (VN9)
Model	Spec A	Spec B
Model Code	TC15706	TK15706
Equipment Group	4SA (SLT) - 2WD	4SA (SLT) - 4WD
Equipment Group	4SA (SLT)	4SA (SLT)
Volume % of Total	60%	40%
Standard Equipment
Engine	Engine Vortec 5.3L V8 Flex - LMG	Engine Vortec 5.3L V8 Flex - LMG
Transmission	Transmission, Automatic	Transmission, Automatic
Air Conditioning	Air Cond. Auto Tri- Zone	Air Cond. Auto Tri- Zone
Air Conditioning, Rear	Air Conditioning, Rear Aux.	Air Conditioning, Rear Aux.
Steering	Power Steering	Power Steering
Brakes	Brakes, Power 4Whl Disc w/ ABS	Brakes, Power 4Whl Disc w/ ABS
Windows	Power Windows	Power Windows
Door Locks	Pwr Locks w/Keyless Ent.	Pwr Locks w/Keyless Ent.
Cruise Control	Cruise Control	Cruise Control
Tilt Wheel	Tilt Steering Wheel	Tilt Steering Wheel
Seat	Seat, 6 Way Power Driver	Seat, 6 Way Power Driver
Rear Defogger	Rear Defogger	Rear Defogger
Radio	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42	Radio AM/FM/6 disc CD UUIJ- single disc w/ USB & req. U42
Wheels	Wheels, 18" aluminum - QF8	Wheels, 17" aluminum - N88
Floor Mats	Floor Mats	Floor Mats
Seat Trim/Style	Seat, Leather Bucket	Seat, Leather Bucket
Other	STD 3 Pass 3rd Row Seat - AS3	STD 3 Pass 3rd Row Seat - AS3
Other	StabiliTrak	StabiliTrak
Other	Power Adj Pedals	Power Adj Pedals
Other	Rear Park Assist	Rear Park Assist
Other	XM	XM
Other	OnStar	OnStar
Other	Bluetooth for phone	Bluetooth for phone

Required Additional Options
	PCJ - Sun, Entertainment and Destinations Package includes:	PCJ - Sun, Entertainment and Destinations Package includes:
	additional 9 months of SiriusXM Radio and NavTraffic service	additional 9 months of SiriusXM Radio and NavTraffic service

Confidential	Attachment 1A

		(CF5) power sunroof	(CF5) power sunroof
		(IO6) Audio system with navigation	(IO6) Audio system with navigation
		(U42) rear seat entertainment system	(U42) rear seat entertainment system

		R6X - OPD Delete	R6X - OPD Delete

Exterior Colors	%
41U - Onyx Black		GBA - Black	GBA - Onyx Black
89U - Crystal Red Tintcoat		G1E - LIMITED ADDICTION RED TINT	G1E - LIMITED ADDICTION RED TINT
98U - White Diamond Tricoat		GAZ - Summit White	GBN - White Diamond Tricoat
GAN - Quicksilver Metallic		GAN - Silver Ice Metallic	GAN - Quicksilver Metallic
		G1C - Pewter Metallic	G1C - Pewter Metallic

Interior Colors
193/196 - Ebony		H2K - Jet Black	H2K - Jet Black
333/336 - Light Tan		H2Y - Cocoa/Dune	H2Y - Cocoa/Dune
833/836 - Light Titanium

Confidential	Attachment 1A

GMC Yukon XL
2016MY Repurchase Rental Minimum Equipment (VN9)
Model		Spec A	Spec B
Model Code		TC10906	TK10906
Equipment Group		4SA (SLT) - 2WD	4SA (SLT) - 4WD
Volume % of Total		60%	40%
Required Additional Options
		PCJ - Sun, Entertainment and Destinations Package includes:	PCJ - Sun, Entertainment and Destinations Package includes:
		additional 9 months of SiriusXM Radio and NavTraffic service	additional 9 months of SiriusXM Radio and NavTraffic service
		(CF5) power sunroof	(CF5) power sunroof
		(IO6) Audio system with navigation	(IO6) Audio system with navigation
		(U42) rear seat entertainment system	(U42) rear seat entertainment system
		R6X - OPD Delete	R6X - OPD Delete

Exterior Colors	%
		GBA - Black	GBA - Black
		G1E - LIMITED ADDICTION RED TINT	G1E - LIMITED ADDICTION RED TINT
		GAZ - Summit White	GAZ - Summit White
		GAN - Silver Ice Metallic	GAN - Silver Ice Metallic
		G1C - Pewter Metallic	G1C - Pewter Metallic
0
Interior Colors
193/196 - Ebony		H2K - Jet Black	H2K - Jet Black
333/336 - Light Tan		H2Y - Cocoa/Dune	H2Y - Cocoa/Dune
833/836 - Light Titanium

Confidential	Attachment 1B

General Motors Fleet and Commercial
Remarketing

GENERAL MOTORS CORPORATION

Design, Build, and Sell the World’s Best Vehicles!

Confidential	Attachment 1B

Table of Contents

REMARKETING CONTACT INFORMATION	3
SECTION 1 – GENERAL CONDITION STANDARDS	3
• Vehicle Return Requirements	3
• Title, Registration, Tax and VIN Plate	4
• Vehicle Damage and Disclosure Requirements	4
• Damage Allowance, Existing Damage and Previous Repairs	5
SECTION 2 – NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE	5
1. Glossary of Terms	5
2. Sheet Metal and Paint	6
3. Convertible Tops	7
4. Front and Rear Bumpers	7
5. Tires	8
6. Wheels	8
7. Interior Soft Trim and Carpets	10
8. Vehicle Glass	11
SECTION 3 – ORIGINAL AND AFTERMARKET EQUIPMENT AND ACCESSORIES	11
SECTION 4 – MISSING EQUIPMENT PROGRAM (MET)	12
SECTION 5 – VEHICLE INTEGRITY	12
SECTION 6 – LITIGATION LIABILITY	12
1. Forecast	12
2. Delivery	13
3. Inspection at Turn-in	13
4. Vehicle Reports and Reviews	13
5. Acceptance / Stop Depreciation	13
6. Rejects	14
7. Miscellaneous	14
EXHIBIT A – VEHICLE CATEGORIES / PRIOR REPAIR LIMITS	15
EXHIBIT B – APPROVED TURN-BACK LOCATIONS	16
EXHIBIT C – MET TABLE	20

Confidential	Attachment 1B

General Motors Corporation
Fleet and Commercial Operations

Remarketing Contact Information

Contact	Office Number	Cell Number	e-Mail Address
John A. Pruse Manager, GM Remarketing	313 665-1438	313 378-5335	john.pruse@gm.com
Sandy Grinsell, Remarketing Account Mgr., All Rental Accounts	313 667-6437	313-348-1973	sandy.grinsell@gm.com
Thomas Martin Remarketing Account Mgr., Online Sales, Remarketing System Tables and Rental Return Guidelines	313 667-6434	313 378-1230	thomas.martin@gm.com
Audre’ Walls Remarketing Account Mgr., Turn-back Locations & Inspections	313 667-6444	313 378-4366	audre.walls@gm.com

SECTION 1 - GENERAL CONDITION STANDARDS

1)	Vehicle Return Requirements

a)
Vehicles must be maintained as described in the Vehicle Owner’s Manual. All body and mechanical repairs must utilize original equipment General Motors parts. Failure to comply may result in permanent rejection of the vehicle.

i)	The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle “Permanently Ineligible”.

b)
Each vehicle shall be in sound mechanical and electrical operating condition. All lights and lamps must be operational. Any visible warning lights, i.e., check engine, change oil, SIR, TPS, etc., on the instrument panel must be corrected prior to turn-in or the vehicle will be “Currently Ineligible”.

c)	A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.

d)
Vehicle(s) must be returned washed and vacuumed. General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.

i)
A dirty interior MET charge of $35 will be assessed when the interior of the vehicle is littered with trash. Excessive or offensive trash in the vehicle, such as cups, bottles, newspapers, food, bags, roadmaps, etc., that would hinder interior inspection would generate the dirty interior MET charge.

ii)
Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing. When the vehicle is returned and inspected, a $75 re-inspection fee will be charged unless special arrangements have been made.

e)
Vehicles must have a minimum of ¼ tank of fuel with the exception of Hawaii vehicles, which cannot exceed ¼ tank of fuel. Vehicles with less than ¼ tank of fuel but more than 1/8 will be assessed a MET charge of $15. Vehicles below 1/8 tank of fuel will be deemed “Currently Ineligible” and released to the rental account for low fuel. When the vehicle is returned, a $75 re-inspection fee will be charged.

f)
Emissions labels must be in place and legible on all vehicles returned to General Motors. Vehicles without an emission label are considered “Currently Ineligible” and will be gate released to the rental account. A $75 re-inspection fee will be charged when the vehicle is corrected and returned.

Confidential	Attachment 1B

g)	Vehicles must have two (2) sets of keys, programmed keyless remotes, owner manuals, floor mats, and all other remotes and headphones, included as original equipment.

h)
Vehicles must display actual mileage. General Motors approved procedures must be followed when repairing or replacing instrument clusters/odometers. Consult a General Motors dealer for proper replacement.

i)
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors. Failure to complete warranty and/or campaign claims may render the vehicle “Currently Ineligible”. Parts availability concerns for warranty and campaign repairs will be addressed on a case by case basis. A $75 re-inspection fee will be charged when the vehicle is returned. Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

j)
Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with an approved OEM replacement and must meet General Motors standards prior to turn-in.

2)	Title, Registration, Tax, and VIN Plate

a)	A vehicle submitted with a Certificate of Origin (C.O.V.) or a branded title is not eligible for return.

b)
All vehicles must have a valid and current registration, at the time of acceptance. State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with state regulations pertaining to proof of payment for state and local taxes.

c)
Titles for all turn-in vehicles must be received by a General Motors approved Title Center within three (3) business days of vehicle turn-in. The vehicle turn-in date is considered the first day. Currently, the only General Motors approved title center is the SGS Title Center.

SGS Title Center 9805-L Northcross Center Court Huntersville, NC 28078 Phone: 704 997-1082 FAX: 704 997-1090

d)	All title shipments to the title center must contain a packing list and include the following information:
Company Name and Address
Contact Name and Phone Number
E-mail Address and Fax Number
Full VIN for each title in the package
When sending more than ten titles, e-mail an Excel spreadsheet listing the VIN number of each title enclosed to: Christina.Campbell@SGS.com. From that list, the title center will “pre-receive” the titles electronically, verify the titles upon actual receipt, provide documented confirmation, and advise of any discrepancies.

e)
The Daily Rental Company must remove each vehicle at an auction or turn-in site, if the title for such vehicle is not received within 30 days of the turn-in date. The vehicle will be “Currently Ineligible” and will be assessed a re-inspection fee, if it is returned.

f)	The plate containing the Vehicle Identification Number (VIN):

i)	Must be completely readable and properly attached to the dash panel. Any obstruction causing a portion of the plate to be covered is not acceptable.

ii)	Cannot be damaged in any manner and must be flush and secure with rivets intact.

iii)	Must meet these criteria otherwise the vehicle will be “Permanently Ineligible” and returned to the rental account.

3)	Vehicle Damage and Disclosure Requirements

a)
The General Motors Disclosure Policy mandates that all prior damage and repairs are electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a General Motors dealer.

i)	Completion of the electronic disclosure requires a User ID and password to access the Remarketing Inventory Management System (RIMS). Contact the Remarketing Account

Confidential	Attachment 1B

Manager assigned to your account shown on page three. The User ID, password, web address and instructions will be sent via e-mail within 24 hours of request.

ii)	The electronic disclosure box must be checked (Yes or No) confirming or denying previous damage. Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

iii)
Collision damage must be disclosed and supported by repair orders. Repair orders must accurately reflect all work performed and include all associated repair costs. The inspection provider, on General Motors behalf, will request a repair order when:

Previous repaired damage noted during the inspection does not agree with the disclosure
The dollar amount disclosed appears too high or low based on the visual inspection. There is no arbitrary rule or guideline, such as any damage over $XXX amount or damage to X number of body panels, used as a basis for requesting a repair order.
The disclosed damage areas and the disclosed repair amount appear significantly out of line.
Upon request, repair orders must be received by the inspection provider within two business days of the request to maintain the original turn-in date. Repair orders that are not received by the inspection provider within seven business days will cause the vehicle to be “Currently Ineligible” and gate released from the yard until the repair order is available. A $75 re-inspection fee will be charged, if the vehicle is returned and the repair order provided.

4)	Damage Allowance, Existing Damage and Previous Repairs

a)	General Motors will absorb the cost of repairs on vehicles returned with $450 or less existing damage.

i)	General Motors will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee.

ii)	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (refer to Section 4 for MET).

iii)	The service fee will be applied as follows:

Amount in Excess of $450	Service Fee
$0 to $99.99	Equal to amount over $450
$100 to $1,099.99	$100
$1,100 to $1,549.99	$200

b)	Vehicles with existing damage exceeding $2,000 are “Currently Ineligible” for return.

c)
Prior repairs cannot exceed $2,500 for Category 1 vehicles, $3,000 for Category 2 vehicles, $3,500 for Category 3 vehicles, and $4,500 for Category 4 vehicles. These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, SIR system components, “Loss of Use”, sales tax and towing charges. Vehicles exceeding these maximums are not eligible for turn-in. See Exhibit A – Vehicle Categories/Prior Repair Limits.

d)
Vehicles with “Poor Prior Repairs” of $700 or less will be accepted. The estimated poor prior repair cost will be charged to the Daily Rental Company under the MET program. Vehicles with poor prior repairs exceeding $700 will be considered “Currently Ineligible” and released to the Daily Rental Company.

e)
Vehicles identified as “Currently Ineligible” due to mechanical, warranty/campaign, unacceptable glass, or un-matched tires, etc., will be gate released for repairs to these conditions only, and can be returned for acceptance consideration.

f)
When returned, if the vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, including poor prior repairs, the entire vehicle must be repaired to no more than $100 in chargeable damage. A $75 re-inspection fee will apply.

SECTION 2 - NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE
Listed below is the nomenclature commonly used to describe types of damage on inspection reports.
Glossary of Terms “General Description”

a)	Abrasion – A lightly scratched or worn area of the finish either paint, clear coat, or chrome that does not penetrate to the base material of the part or panel.

b)	Chip – Confined area where paint has been removed from the surface usually not larger than 1/4 inch for purposes of these return guidelines.

c)	Dent – a depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

Confidential	Attachment 1B

d)	Ding – A small dent, an inch or less in diameter, with or without paint damage.

e)	Gouge – An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

f)	Scratch – A cut in the surface of any material that may or may not penetrate the finish.

g)	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

Sheet Metal and Paint
The following are acceptable return conditions and applicable charges.

a)	Maximum of two dents per panel that are individually no larger than one inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.

b)	Scratches in the clear coat that do not penetrate the color coat and do not catch a finger nail are non-chargeable.

c)	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.

d)	An appearance fee and PDR may be used on the same panel.

e)
One dent that qualifies for PDR that contains one chip inside the dent would be charged $50 for the PDR and a $20 appearance fee for the chip, totaling $70. The chip must be no larger than one-quarter (1/4) inch in diameter and cannot exhibit any spider cracks around the chip.

f)	Chipped and scratched panels:

i)	All panels except hoods:

(1)	One to three chips individually no larger than one-quarter (1/4) inch in diameter are non-chargeable.

(2)	Four to six chips per panel will be charged a $20 appearance fee.

(3)	Over six chips per panel will require a minimum of a panel refinish.

ii)	Hood panels:

(1)
The chart below shows acceptable return conditions and applicable charges for hood damage. Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches	$40 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood panel refinish

g)	Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.

i)	A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.

ii)	A clean break is defined as a body side molding, cladding, etc., that runs from one end of the panel to the other with no gaps at either end.

iii)	Body lines are not a clean break and partial panel repair does not apply.

h)
The floor of a pick-up truck box is considered one panel. Two dents in the truck box no larger than one inch that do not break the paint are non-chargeable. One dent to the wheelhouse no larger than one inch that does not break the paint is non-chargeable. PDR cannot be used on the floor or wheelhouse of a pick-up truck.

i)
Paintless Dent Repair - General Motors’ inspection providers will utilize the Dent Wizard Paintless Dent Removal Guide to determine panel accessibility by vehicle. Below are PDR conditions, limitations, and applicable charges:

i)	Conditions

(1)	Rounded dents up to four inches in diameter

(2)	Minor creases, shallow palm prints and protrusions are allowed

(3)	Dents across body feature lines are allowed

(4)	PDR may be used to repair existing qualifying damage to a previously repaired panel that meets GM and industry repair standards

ii)	Limitations

(1)	No PDR on poor previous repairs.

(2)	No PDR utilizing hole drilling.

(3)	No PDR where the paint is broken unless chip/PDR applies.

Confidential	Attachment 1B

(4)	No PDR to sharp creases or creases over six inches.

iii)	Applicable Charges

(1)	Up to seven dings per panel will be charged $50 per panel.

(2)	Eight to 12 dings per panel will be charged $75 per panel.

(3)	Thirteen to 15 dings per panel will be charged $100 per panel.

(4)	One single dent up to six inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid will be charged $100.

Hail Damage Guideline

Acceptable Units:

1)	Vehicles with less than $2,000 in repaired or unrepaired hail damage *.

2)	Hail damage must be repaired using PDR as defined by the Dent Wizard PDR Guide.

Ineligible Vehicles:

3)	Vehicles with over $2,000 in repaired or unrepaired hail damage

4)	Vehicles showing evidence of Paintless Dent Repair that used hole-drilling techniques
* Vehicles with repaired or unrepaired hail damage of less than $2,000 must provide a repair order or estimate detailing the damage and repair cost. The only approved PDR providers for these repair orders / estimates are either Dent Wizard or Dent Demon. If Dent Wizard or Dent Demon are not available contact your General Motors Remarketing Representative for approval of the selected PDR provider.

Convertible Tops
The following are acceptable return conditions with regard to convertible tops:

a)	Stains that can be removed by normal reconditioning

b)	Abrasions that are not visually offensive

c)	Top structure must be operational and not damaged

Front and Rear Bumpers

a)
Bumpers will be inspected from a standing position. The chart below shows acceptable return conditions and applicable charges for painted and textured bumpers. Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

FRONT OR REAR BUMPER FASCIA	CHARGES
Maximum of two dents, no larger than one inch that do not break the paint	Non-chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or one scratch no longer than 4” and no wider than ¼”	Non-chargeable
Minor indentations in the rear bumper cover directly below the trunk opening, with minimal paint damage	Non-chargeable
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 6 chips / scratches	Non-chargeable
7 – 15 chips / scratches	$20 Appearance fee
Greater than 15 chips / scratches	Minimum partial bumper repair

b)	Partial bumper repairs to painted or textured surfaces are charged based upon the following criteria:
A partial bumper repair can be performed on a rolling third or 33% of the bumper. The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.
Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.
The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. For example, when there is damage to the center of the bumper and a minor chip on the left end of the bumper, the partial bumper repair charge and appearance fee would apply eliminating the need for a full refinish.
A cracked or punctured bumper fascia will be charged a minimum partial bumper repair fee of $125 for painted bumpers and $175 for textured bumpers using the criteria below:

Confidential	Attachment 1B

(1)	Crack must be less than four inches in total. Puncture must not exceed the diameter of a U.S. quarter.

(2)	A maximum of two dents, individually not exceeding two inches in diameter and confined to 1/3 of the bumper area.

v)	Bumpers that are both painted and textured or two toned will be treated as separate bumpers and charged for each panel using the guidelines above.

c)
Mis-aligned front and/or rear bumper fascia from low impact collision is acceptable for $50 per bumper re-attachment fee. This charge covers the cost of re-attaching fasteners, aligning the bumper, and applies when no other damage is present. This charge cannot be used for poor previous bumper repair.

d)
Damage on the underside of the bumper observed during the undercarriage inspection, other than breakage, will not be chargeable. Cracked or broken bumpers, regardless of location will remain a chargeable repair or replacement.

e)	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum $125 partial bumper repair.

f)	Metal Bumpers - Painted or Chrome:
i) A maximum of two scratches or chips per bumper that are no longer than two inches and no wider than ¼ inch or one scratch no longer than four inches and no wider than ¼ inch that penetrates the color coat but would not require filler, are acceptable at no charge.
ii)     A maximum of two dents that are individually no larger than one inch in diameter and do not damage the paint or chrome will be charged $100.
iii) Damage exceeding the above criteria or bumpers with chrome plating missing will result in a bumper replacement charge.

Tires
The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

a)	All tires must have 4/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, brand, tire line and load and speed rating.

b)
Only GM approved replacement tires are acceptable. GM Approved 2015 Replacement Tire Table is sent as a separate document. If the replacement tire cannot be located, a replacement from an approved manufacturer may be used, however, all tires must match by size, brand, tire line and load and speed rating.

c)	Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable. All other plugs and/or patches are unacceptable.

d)
The space saver spare tire used on most General Motors’ vehicles does not utilize the same criteria as the road tires. The space saver spare must be in the vehicle, inflated, and undamaged. The minimum 4/32 inch tread depth requirement does not apply.

e)
General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for an unacceptable repaired tire, with no right to review. Any flat, un-matched or incorrect tires will not be considered for the MET Tire Program.

Wheels
The following are acceptable conditions for aluminum/alloy wheels, stamped and steel wheels with appropriate charges:
a) Non-chargeable conditions
i) The face of the wheel may have light scratches or scuffs to the surface not penetrating through to the base material.
ii) Light scratches or scuffs within one inch of the outside edge of the wheel are acceptable provided they do not, in total, exceed one-third of the circumference of the wheel and can be removed with light sanding.
b) Chargeable conditions
i) Scratches, scuffs or gouges that remove material or distort the surface of the wheel may be repaired for $100.
c) Wheel Replacement
i) Damage to the base material that exceeds conditions identified above and are not repairable will be charged for a replacement using the Mitchell Manual.
ii) Bent, cracked, or dented wheels are not repairable and must be charged for a replacement.

Confidential	Attachment 1B

d) Chrome Clad Wheels
i) A flat rate MET charge of $75 per wheel for chrome clad wheels that exhibit damage in excess of the non-chargeable conditions defined in the guidelines, where the damage is up to 50% on the wheel surface/ outer rim.
If the existing damage area is greater than 50% of the wheel surface /outer rim, the wheel replacement cost will be charged. This includes bent, cracked or dented wheels, deemed non-repairable as is the current guideline.

Minor scuffing non-chargeable

Non-chargeable wheel damage is defined as light scratches or scuffing that does not go through the paint or clear coat to the base material and may be removed with light sanding. This minor damage may cover up to 1/3 of the wheels circumference.

A $100 wheel repair will be charged for similar damage as shown in the two photos below. This form of damage is commonly referred to as “curb rash”. This amount will be charged against the $450 deductible.

Confidential	Attachment 1B

Missing material similar to or greater than this photo will require a wheel replacement charge priced from the current Mitchell Manual.

Bent, cracked or dented wheels are not repairable and must be charged for a replacement from the current Mitchell Manual.

Confidential	Attachment 1B

Alloy Wheel Repair Specialists (AWRS) is the only current General Motors approved wheel repair service. They can be contacted at 800-518-3040.

7) Interior Soft Trim and Carpets
a) All stains which can be removed by normal reconditioning are non-chargeable.
b) Maximum of one burn that is less than ¼ inch in diameter and does not penetrate the backing material is non-chargeable.
c) Interior Soft Trim:
i) Leather or vinyl - tears or cuts less than two inches $100; two to four inches $125.
ii) Plain cloth, no pattern - tears or cuts less than two inches $70; two to four inches $90.
iii) The above repairs cannot be utilized if the damage crosses a seam in the material.
iv) Damage exceeding the above criteria will require a trim part replacement.
a) Carpets:
i) Carpet stains that require bleaching and dying will be charged $65 per section, i.e., right front, left front, etc.
ii) Carpet tear or puncture less than ¾ inch in diameter $50.
iii) Carpet tear or puncture ¾ inch to two inches in diameter $125.
iv) Damage exceeding the above criteria will require carpet replacement.
v) Carpet retainers and sill plates must be in place. Minor surface scuffs and scratches are acceptable.

8) Vehicle Glass
a) Side, Rear, and Stationary Glass
i) Minor pinpoint chips or vertical scratches in the side door glass is acceptable and will be noted as non-chargeable.
ii) Minor pinpoint chips to any stationary or rear glass is acceptable and will be noted as non-chargeable.
iii) Any damage in excess of the above will render the vehicle “Currently Ineligible” and the vehicle will be gate-released to the rental account for correction.
iv) Side, rear, or stationery glass is not eligible for replacement under the MET Program.
b) Windshields
i) Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.
ii) Four chips, without legs, from 1/8 inch to 3/16 inch are non-chargeable providing no more than two chips reside in the driver’s side wiper area.
iii) Chips without legs 1/8 inch or less located within one inch inbound from the frit band (windshield outer perimeter darkened area) are non-chargeable.
iv) General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (See table below for GM Windshield Glass Manufacturers).
v) Damaged windshields may be replaced under the MET program.

GM WINDSHIELD GLASS MANUFACTURERS

Manufacturers	Brand	Brand	Brand	Brand	Brand
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

SECTION 3 - ORIGINAL EQUIPMENT, AFTERMARKET EQUIPMENT AND ACCESSORIES

Confidential	Attachment 1B

1)
All original equipment and accessories noted on the factory invoice must be on the vehicle. All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, rear van seats, jack and wheel wrench) are to be replaced prior to return with original GM equipment. All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

2)
Any after-market parts or accessories such as navigational systems, pick-up truck bed liners, running boards, etc., installed by the rental account or their agent must have GM Remarketing approval prior to installation. Drilling, electrical modifications, etc., without prior approval will render the vehicle “Permanently Ineligible”. Pick-up truck bed liners, running boards, etc., must be left on the vehicle at turn back.

SECTION 4 - MISSING EQUIPMENT PROGRAM (MET)

1)
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to replacing the parts or accessories. Missing MET items will be deducted from the repurchase payment to the Daily Rental Company. Missing MET items will not be included as part of the $450 chargeable damage allowance (Refer to General Condition Standards – Section 4).

2)
A MET charge will be assessed for vehicles turned in with one or more missing floor mats, on vehicles so equipped. The Rental Account will be charged for a front or rear set of floor mats if one is missing. Floor mats are required per the Minimum Equipment Requirements.

3)
Keyless remotes, key fobs, and combo keys must be operational. A $30 re-programming fee will be charged for key fobs that do not operate the vehicle. The re-programming fee is included in the MET charge for missing key fobs and combo keys.

SECTION 5 - VEHICLE INTEGRITY

1)
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for permanently rejecting the vehicle. Any undercarriage damage resulting from improper tie-down of the vehicle will result in permanent rejection. Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

a)	Floor Panel and Trunk Floor

b)	Mid-rail Assembly – no bulging or deformity of side rails; enlarged (not torn) stamped holes and surface scratches less than 12 inches are acceptable

c)	Outer Rocker Panels and Pinch Welds

d)	Frame Rails and Rail Extensions

e)	Sub-Frame Assemblies (Engine Cradles

f)	Torque Box Cover – non-collision related

2)
Total time for frame set-up and measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repair is acceptable on the following components, provided there is no structural damage and the repairs meet GM standards:

a)	Frame rail and rail extensions

b)	Apron and upper reinforcements

c)	Cowl panel

d)	Hinge and Windshield “A” pillar

e)	Center “B” pillar

3)	Pulling or sectioning frame rails, door frames, and pillars are not acceptable. Repairs that utilize body filler or Bondo will, in most cases, cause the vehicle to be permanently rejected.

4)	Repaired damage or replacement of the following components is acceptable:

a)	Radiator core support

b)	Frame rail extensions

c)	Engine sub-frame (replacements only)

d)	Outer rocker panel

e)	Rear body panel

f)	Quarter panel (proper sectioning is acceptable)

g)	Roof (repair only, no repair to roof rails)

5)	Vehicles with misaligned doors are considered “Currently Ineligible” due to the difficulty in determining the cause of the misalignment.

SECTION 6 - LITIGATION LIABILITY

Confidential	Attachment 1B

1)
At General Motors’ discretion, the Daily Rental Company may be named in any litigation brought against General Motors as a result of the rental company’s failure to disclose damages or use of non-GM OEM parts. If a Daily Rental Company attempts to return vehicles with non-disclosed damage or purposely conceals prior repairs, it will result in loss of turn-back privileges.

SECTION 7 - GENERAL TURN-IN PROCEDURES

1)	Forecast

a)	Daily Rental Company must notify GM in writing at least 30 days prior to vehicle turn-in, of the turn-in location and the return volumes.

b)	Daily Rental Company must provide the turn-in location with a two week forecast of daily return volumes every week.

c)	GM on occasion may limit daily return volumes based upon yard capacities.

d)
Forecast should be sent via e-mail to the respective General Motors account representative. Contact information including E-mail addresses can be found on page three. Failure to provide forecast, may result in delayed acceptance of vehicles.

2)	Delivery

a)
Vehicles returned for repurchase shall be delivered to a General Motors approved turn-in location and parked in the designated return area at no expense to General Motors. A list of GM approved locations is attached and is subject to change at General Motors’ discretion (Exhibit B). Normal operating hours for delivery is 8 am to 5 pm, Monday through Friday. The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in including:

i)	Inspect and prep vehicle according to GM Return Guidelines, i.e., clean, vacuum, repair or replace items, as needed

ii)	Miscellaneous M.E.T. items should be visible on the front seat

iii)	Mark vehicle as a rental repurchase unit

iv)	Provide electronic damage/repair disclosure

v)	Submit a clear title to an approved Title Center (prior to returning vehicle recommended)

vi)	Transport vehicle to nearest GM approved turn-back location

vii)	Upon arrival at turn-back location, obtain directions to the inspection area

viii)	Park vehicle and leave unlocked

3)	Inspection at Turn-In

a)
Vehicles will be inspected by an authorized representative of GM, using an electronic Condition Report. The initial vehicle inspection will be provided to the Daily Rental Company at General Motor’s expense.

b)
The Daily Rental Company will be charged $75 for each inspection or verification required after the initial inspection. The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

c)	Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

4)	Vehicle Reports and Reviews

a)
Vehicle Condition Reports, Missing Title Reports, Met/non-Met Reports, and Gate-Release reports are available daily through the General Motors Vehicle Inspection Website (VIW). Rental Accounts can access this data using an assigned I.D. and password that can be obtained by contacting the GM Rental Support Representative.

b)
Rental Accounts are provided a Met/Non-Met report by the inspection provider detailing vehicles that have been inspected and are available for review. The report is printed twice daily, mid-day and closing. The report printed at the end of the day will contain information on only those vehicles completed after the mid-day report was printed.

c)	Vehicle worksheets are printed and available to the rental accounts throughout the day.

d)
Reviews are conducted throughout the day. Reviews must be completed prior to 3:00 pm the day following printing of the worksheet. If the review is not completed prior to 3:00 pm, the vehicle will be processed as shown on the original inspection.

e)
Vehicles with current damage under $450 and MET charges under $100 will be processed as written, with no right to review. Programming of key fobs is not included in the $100 total and is not a reviewable MET charge.

Confidential	Attachment 1B

5)	Acceptance / Stop Depreciation

a)	Depreciation stops and the vehicle will be accepted once it has passed inspection, a lien-free title has been provided, and all program requirements have been satisfied.

b)
A copy of the condition report or an electronic file will serve as the acceptance receipt for the Daily Rental Company. The date used to stop depreciation will be identified on the acceptance line of the condition report or the electronic file.

6)	Rejects

a)
Rejected or ineligible vehicles must be removed from return locations within three business days of notification. Failure to remove these vehicles may delay the processing of any additional returns until the rejects have been resolved.

b)
Vehicles that are classified as permanent rejects by the inspection provider will be assessed a $75 service charge. General Motors Remarketing will provide a quarterly invoice which will include the VIN, turn back location, and turn-in date. Payment is expected within 14 days.

c)
It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance. On rare occasions, the title arrives late and the vehicle exceeds the maximum allowable in-service time. When this occurs, these vehicles will be rejected and all charges incurred by the auction, including shipping cost, will be charged to the Daily Rental Account and must be paid prior to release of the vehicle.

d)
If disqualifying damage is noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation
Fleet and Commercial Operations – Remarketing
Renaissance Center
Tower 100, 19th Floor
MC 482-A19-B36
Detroit, MI 48265-1000

f)	Vehicles removed from the program are the responsibility of the Daily Rental Company. The Daily Rental Company must arrange vehicle pick-up at the location designated by General Motors.

7)	Miscellaneous

a)	Rental Account request for return of vehicle:

i)	Prior to acceptance

(1)	Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the rental account. If the vehicle is returned at a later date, a $75 re-inspection fee will be charged.

i)	After acceptance

(1)
Payment can be stopped – The vehicle will be released to the rental account from its current location. A $250 administrative fee will be charged to the rental account in addition to any expenses incurred by GM including inspection cost, shipping, marshaling yard fee, and auction expenses.

(2)	Payment cannot be stopped or funds have already been disbursed – The vehicle will not be returned to the rental account.

b)	Mechanical and body shop labor rates used to calculate chargeable damage are shown below and are subject to change:

i)	$40.00 Paint and Metal Repair

ii)	$40.00 Part Replacement or Mechanical

c)	Auction and Marshaling Yard Property

i)	Any abuse of personnel or property at a GM approved return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the property.

d)	Holidays and Closures

i)	All General Motors approved turn-in locations will be closed on the following dates:

(1)	January 1

Confidential	Attachment 1B

(2)	May 25

(3)	July 3

(4)	September 7

(5)	November 26

(6)	November 27

(7)	December 24 – January 1, 2016

ii)	The last day for rental returns is December 21, 2015. Vehicle reviews must be completed by December 23, 2015.
iii) General Motors reserves the right to amend this list of dates at its discretion.

Confidential	Attachment 1B

iv)
GENERAL MOTORS
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,500	$3,000	$3,500	$4,500

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Cruze	Equinox	Impala	Corvette
Sonic	Malibu	Camaro	Suburban
Spark	Captiva	Express	Tahoe
Colorado
	GMC	Silverado
	Terrain	Traverse

	BUICK	BUICK	CADILLAC
	Encore	LaCrosse	(All Models)
	Verano	Regal
		Enclave	GMC
Yukon / XL

GMC
Savana
Canyon
Sierra
Acadia

Confidential	Attachment 1B

GENERAL MOTORS
APPROVED TURN-BACK LOCATIONS

ALABAMA ADESA Birmingham AA 804 Sollie Dr., Moody, AL 35004-0817	(205) 640-7761
ARIZONA ADESA Phoenix AA 6740 W. GERMANN, CHANDLER, AZ 85226	(520) 796-1428
CALIFORNIA Richmond Distribution Center 980 Hensley Rd. Richmond, CA 94804 San Bernardino Distribution Center 1500 W. Rialto Ave, San Bernardino, CA 92410	(510) 232-9883 (909) 889-7616
COLORADO Union Pacific Railroad 9900 Brighton Rd. North, Henderson, CO 80640	(303) 286-0345
CONNECTICUT Southern AA 164 South Main St., East Windsor, CT 06088-0388	(860) 292-7550
FLORIDA Orlando Distribution Center 1600 Pine Avenue, Orlando, FL 32824 Palm Center Distribution Center 15400 Corporate Road South, Jupiter, FL 33478	(407) 438-5505 (561) 799-7177
GEORGIA ADESA Atlanta AA 5055 Oakley Industrial Blvd., Fairburn, GA 30265	(770) 357-2133
HAWAII Honolulu Distribution Center Pier 51 B Sand Island Road, Honolulu, HI 96819 Maui Distribution Center Pier 1 - 105 Ala Luna Street, Kahului, HI 96732	(808) 848-8146 (808) 848-8146
IDAHO Brasher’s Idaho AA 7355 Eisenman Rd., Boise, ID 83716	(208) 395-3111

Confidential	Attachment 1B

ILLINOIS Manheim Arena AA 550 South Bolingbrook Dr., Bolingbrook, IL 60440 ABC St. Louis AA 721 South 45th Street, Centreville, IL 62207	(630) 679-2111 (636) 332-1227 X227
INDIANA ADESA Indianapolis AA 2950 East Main Street, Indianapolis, IN 46168	(317) 838-5777
LOUISIANA ADESA Shreveport AA 7666 Highway 80 W., Shreveport, LA 71109, IAA Baton Rouge AA 15315 Highway 190, Covington, LA 70754	(318) 938-7903 x425 (985) 867-3699
MARYLAND Baltimore/Jessup 8459 Dorsey Run Road, Jessup, MD 20794	(301) 604-7316
MASSACHUSETTS ADESA Boston AA/Framingham 63 Western Avenue, Framingham, MA 01701	(508) 620-2959
MICHIGAN Manheim Detroit AA, 600 Will Carleton Road, Carleton, MI 48117	(313) 333-3989
MINNESOTA ADESA Minneapolis AA 17600 Territorial Road, Maple Grove, MN 55369	(763) 420-2143
MISSOURI ADESA Kansas City 1551 ADESA Drive, Belton, MO 64081 FOR ST. LOUIS PLEASE SEE ILLINOIS	(816) 318-9912
NEBRASKA Manheim Omaha Marshalling Yard 9201 S, 144th St., Omaha, NE 68138	(402) 490-1679

Confidential	Attachment 1B

NEVADA Brasher’s Reno AA 6000 Echo Ave., Reno, NV 89506 Union Pacific Railroad 4740 East Tropical Parkway, Las Vegas, NV 89115	(775) 828-3427 (702) 632-2863
NEW JERSEY Port Newark Distribution Center Lot B Craneway Street, Port Newark, NJ 07114	(973) 274-1737
NEW MEXICO BNSF Railway 102 Woodward, Suite B, Albuquerque, NM 87102	(505) 247-2087
NEW YORK State Line AA 830 Talmadge Hill Road, Waverly, NY 14892	(607) 565-3533
NORTH CAROLINA Greensboro AA, Inc., 3802 West Wendover Avenue, Greensboro, NC 27407	(336) 856-2440
NORTH DAKOTA ADESA Fargo 1650 East Main Ave., West Fargo, ND 58078	(701) 282-8203 x139
OHIO Columbus Fair AA 2170 New World Dr., Columbus, OH 43207	(614) 497-1710
OKLAHOMA Dealers AA of Oklahoma City 2900 West Reno Ave., Oklahoma City, OK 37107	(405) 290-7192
OREGON Union Pacific Railroad 9003 North Columbia, Portland, OR 97203-1045	(503) 283-1465

Confidential	Attachment 1B

PENNSYLVANIA Pittsburgh Independent AA 378 Hunker Waltz Mill Road, New Stanton, PA 15672 MANHEIM PENNSYLVANIA 1190 Lancaster Road, Manheim, PA, 17545	(724) 910-1842 (810) 252-2247)
SOUTH CAROLINA Charleston AA 651 Precast Lane, Moncks, SC 29641	(843) 761-0541 X139
TENNESSEE ADESA Memphis AA 5400 Getwell Rd. at Holmes Rd., Memphis, TN 38118 ADESA Nashville AA 631 Burnett Road, Nashville, TN 37138	(901) 365-8978 (615) 240-3023
TEXAS ADESA San Antonio AA 200 S. Callaghan Road, San Antonio, TX 78227 ADESA Houston 4526 North Sam Houston Parkway, West, Houston, TX 77086 ADESA Dallas AA 3501 Lancaster-Hutchins Rd., Hutchins, TX 75141	(210) 434-4999 (281) 885-5243 (972) 284-4778
UTAH Brasher’s Salt Lake AA 780 South 5600 West, Salt Lake City, UT 84104-5300	(801) 366-3836
WASHINGTON Tacoma Distribution Center 2810 Marshall Ave. Suite “B”, Tacoma, WA 98421	(253) 719-1761

Confidential	Attachment 1B

WISCONSIN Greater Milwaukee AA 8801 W. Brown Deer Road, Milwaukee, WI 53224	(414) 355-5515

Confidential	Attachment 1B

MET DESCRIPTION	MET PRICE	COMMENTS

ANTENNA MAST	8	ROOF OR FENDER
CARGO NET - TRUNK	17
CARGO SHADE	108
CHARGING CABLE - VOLT	420
COMBINATION KEY / FOB	73
CONVERTIBLE BOOT - CAMARO	413
CONVERTIBLE BOOT BAG	55
CUP HOLDER	15
CUP HOLDER-MULTIPLE	30
DIRTY INTERIOR	35
DOME LAMP COVERS-MULTIPLE	10
DOME LIGHT COVER	5
DVD REMOTE CONTROL	48
DVD WIRELESS HEADPHONE 1 SET	125
DVD WIRELESS HEADPHONE 2 SETS	250
ELECTRONIC ENGINE KEY	35
EMERGENCY HIGHWAY PKG	144
FLOOR MAT - CARGO - SUV - VAN	50
FLOOR MAT - FRONT - VAN	22
FLOOR MATS - FRONT - CAR	34
FLOOR MATS - FRONT - SUV	40
FLOOR MATS - REAR - CAR	24
FLOOR MATS - REAR - SUV	45
FLOOR MATS - REAR - VAN	30
FOOT PEDAL PAD	5
FOOT PEDAL PAD-MULTIPLE	10
GM LOGO SMALL ALL	8
HANGER HOOK	5
HAWAII - SHIP BACK SURCHARGE	450
HAWAII OUTER ISLAND SHIPPING	75
KEYLESS REMOTE (1) INCLUDES PR	97
KEYLESS REMOTE (2) INCLUDES PR	187
KEYLESS REMOTE PROGRAM 1 OR 2	30	INCLUDES COMBO KEY
MET VERIFICATION #1	75
MET VERIFICATION #2	75
MISC. MET #4	40
MISC. MET #5	50
MISCELLANEOUS M.E.T. # 1	10
MISCELLANEOUS M.E.T. # 2	20
MISCELLANEOUS M.E.T. # 3	30
MLDG DR RVL 1 CAR	60
MLDG DR RVL 2 CAR	60
MLDG ROCKER 1 CAR	120
MLDG ROCKER 1 TRK	131
MLDG ROCKER 2 CAR	120
MLDG ROCKER 2 TRK	131
MLDG ROOF SEAM L CAR	31

Confidential	Attachment 1B

MET DESCRIPTION	MET PRICE	COMMENTS
MLDG ROOF SEAM R CAR	31
MLDG SIDE F DR CAR	78
MLDG SIDE F DR TRK	59
MLDG SIDE FDR TRK	23
MLDG SIDE RR DR CAR	67
MLDG SIDE RR DR TRK	54
NAME PLATE RR TRK	29
NAVIGATION CD/DVD	260
NAVIGATION COMPACT FLASH CARD	199
ON SITE REPAIR (05/15/00)	75
ORGANIZER PACKAGE - CARGO	120
OWNER'S MANUAL ALL	25	FOR ALL MANUALS
PLASTIC LUG NUT COVER	13
REPAIR VERIFICATION #1	75
REPAIR VERIFICATION #2	75
RF ALLOY WHEEL APPEARANCE FEE	50
RR ALLOY WHEEL APPEARANCE FEE	50
SPARE TIRE COVER - CAR - TRUNK	45
TIRE 14" ALL - #1	120
TIRE 14" ALL - #2	120
TIRE 14" ALL - #3	120
TIRE 14" ALL - #4	120
TIRE 15" ALL - #1	130
TIRE 15" ALL - #2	130
TIRE 15" ALL - #3	130
TIRE 15" ALL - #4	130
TIRE 16" ALL EXCEPT CAR - #1	210
TIRE 16" ALL EXCEPT CAR - #2	210
TIRE 16" ALL EXCEPT CAR - #3	210
TIRE 16" ALL EXCEPT CAR - #4	210
TIRE 16" CAR - #1	160
TIRE 16" CAR.- #2	160
TIRE 16" CAR.- #3	160
TIRE 16" CAR.- #4	160
TIRE 16" LEFT INSIDE DUAL - TRK	210
TIRE 16" RIGHT INSIDE DUAL - TRK	210
TIRE 17" ALL #1	240
TIRE 17" ALL #2	240
TIRE 17" ALL #3	240
TIRE 17" ALL #4	240
TIRE 17" LEFT INSIDE DUAL - TRK	240
TIRE 17" RIGHT INSIDE DUAL - TRK	240
TIRE 18" ALL #1	250
TIRE 18" ALL #2	250
TIRE 18" ALL #3	250
TIRE 18" ALL #4	250
TIRE 19" ALL NON-PERFORMANCE #1	159
TIRE 19" ALL NON-PERFORMANCE #2	159
TIRE 19" ALL NON-PERFORMANCE #3	159
TIRE 19" ALL NON-PERFORMANCE #4	159
TIRE 19" PERFORMANCE #1	516

Confidential	Attachment 1B

MET DESCRIPTION	MET PRICE	COMMENTS
TIRE 19" PERFORMANCE #2	516
TIRE 19" PERFORMANCE #3	516
TIRE 19" PERFORMANCE #4	516
TIRE 20" ALL NON-PERFORMANCE #1	310
TIRE 20" ALL NON-PERFORMANCE #2	310
TIRE 20" ALL NON-PERFORMANCE #3	310
TIRE 20" ALL NON-PERFORMANCE #4	310
TIRE 20" PERFORMANCE #1	473
TIRE 20" PERFORMANCE #2	473
TIRE 20" PERFORMANCE #3	473
TIRE 20" PERFORMANCE #4	473
TIRE 21" PERFORMANCE #1	545
TIRE 21" PERFORMANCE #2	545
TIRE 21" PERFORMANCE #3	545
TIRE 21" PERFORMANCE #4	545
TIRE 22" #1	268
TIRE 22" #2	268
TIRE 22" #3	268
TIRE 22" #4	268
TIRE INFLATION COMPRESSOR	119
TIRE SEALANT CANISTER	31
WHEEL, CHROME CLAD DAMAGE	75	NEW
WHEEL COVER 1 CAR	55
WHEEL COVER 1 TRUCK	39
WHEEL COVER 2 CAR	55
WHEEL COVER 2 TRUCK	39
WHEEL COVER 3 CAR	55
WHEEL COVER 3 TRUCK	39
WHEEL COVER 4 CAR	55
WHEEL COVER 4 TRUCK	39
WHEEL CTR CAP 1 CAR	26
WHEEL CTR CAP 1 TRK	21
WHEEL CTR CAP 2 CAR	26
WHEEL CTR CAP 2 TRK	21
WHEEL CTR CAP 3 CAR	26
WHEEL CTR CAP 3 TRK	21
WHEEL CTR CAP 4 CAR	26
WHEEL CTR CAP 4 TRK	21
WINDSHIELD GLASS	240	REVISED

Confidential	Attachment 1C

VN9 Tier Program for the 2016 Model Year GUIDELINES, RATES AND PARAMETERS

	Tier 1	Tier 2	Tier 3	Tier 4				ADDITIONAL PARAMETERS
	Cruze	Camaro	Cascada	Acadia				REQUIRED OPTIONS:
	Malibu	Camaro Cnvrt	Corvette	ATS				VN9 + CUSTOMER CODE
	Regal	Canyon	CTS	Enclave
	Sonic	Captiva	CT6	Escalade
	Spark	City Express	Envision	SRX
	Verano	Colorado	LaCrosse	Suburban
		Encore		Tahoe				REQUIRED HOLD PERIOD:
		Equinox		Traverse				MINIMUM HOLD:	0 MONTHS (0 DAYS)
		Express		XTS				MAXIMUM HOLD:	24 MONTHS (730 DAYS)
		Impala		Yukon				All 2015 MY VN9 units must be accepted before 7/31/2017
		Impala Limited		Yukon XL
SS Sedan
Savana
		Sierra						DAMAGE ALLOWANCE:
		Silverado						$450 DEDUCTIBLE
		Terrain						Refer to 2014 CY Turn-In Standards and
Trax
Month Of	Purchase Percentages					Excess		Procedures (Attachment 1B) for more information
Vehicle	Tier 1	Tier 2	Tier 3	Tier 4	Free	Mileage	Damage
Acceptance:	%	%	%	%	Miles	Penalty	Allowance
MILEAGE ALLOWANCE:
July 2015	87.5	87.5	88.5	91.5	20,000	$0.25	$450	Refer to chart for free miles and penalties
Aug	87.5	87.5	88.5	91.5	20,000	$0.25	$450	No Maximum Mileage Limitations
Sep	87.5	87.5	88.5	91.5	20,000	$0.25	$450	Effective date of mileage change is the first day of the month
Oct	87.5	87.5	88.5	91.5	22,500	$0.25	$450
Nov	86.5	87.5	87.5	90.5	22,500	$0.25	$450
Dec	85.5	87.5	87.5	90.5	22,500	$0.25	$450	IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS

Confidential	Attachment 1C

Jan 2016	85.0	87.0	87.5	90.5	25,000	$0.25	$450
Feb	84.5	86.5	87.5	90.0	25,000	$0.25	$450	DEPRECIATION CALCULATIONS:
Mar	84.0	86.0	87.5	89.5	25,000	$0.25	$450
1. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.
2. Depreciation from the capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. The return purchase amount shall be calculated as a percent of the capitalized cost including freight.
3. The return purchase percentage varies daily and is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2014 CY Turn-In Standards and Procedures (Attachment 1B).
4. The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.
5. Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

Apr	83.5	85.5	87.0	89.0	27,500	$0.25	$450
May	82.5	84.5	86.5	88.5	27,500	$0.25	$450
June	82.0	84.0	86.0	88.0	29,250	$0.25	$450

July	81.0	83.0	85.0	87.5	29,250	$0.30	$450
Aug	80.0	81.0	84.0	86.5	29,250	$0.30	$450
Sep	79.0	80.0	83.0	84.0	29,250	$0.30	$450
Oct	77.0	77.0	81.0	83.0	29,250	$0.30	$450
Nov	76.0	77.0	78.0	82.0	29,250	$0.30	$450
Dec	75.0	77.0	77.0	81.0	29,250	$0.30	$450

Jan 2017	74.0	76.0	76.0	80.0	31,000	$0.30	$450
Feb	73.0	75.0	76.0	80.0	31,000	$0.30	$450
Mar	72.0	74.0	75.0	79.0	31,000	$0.30	$450
Apr	71.0	73.0	74.0	78.0	33,000	$0.30	$450
May	70.0	72.0	73.0	77.0	33,000	$0.30	$450
June	69.0	71.0	72.0	76.0	33,000	$0.30	$450

July	67.0	69.0	70.0	74.0	35,000	$0.40	$450
Aug	66.0	68.0	69.0	73.0	35,000	$0.40	$450
Sep	65.0	67.0	68.0	72.0	35,000	$0.40	$450
Oct	65.0	67.0	67.0	71.0	37,500	$0.40	$450
Nov	63.0	66.0	67.0	70.0	37,500	$0.40	$450
Dec	63.0	65.0	67.0	70.0	37,500	$0.40	$450

Jan 2018	63.0	65.0	66.0	69.0	40,000	$0.40	$450
Feb	61.0	64.0	65.0	68.0	40,000	$0.40	$450
Mar	59.0	62.0	64.0	65.0	40,000	$0.40	$450
Apr	57.0	61.0	63.0	64.0	42,500	$0.40	$450
May	55.0	58.0	60.0	63.0	42,500	$0.40	$450
June	53.0	55.0	57.0	60.0	42,500	$0.40	$450
July	49.0	51.0	55.0	57.0	42,500	$0.40	$450

Confidential	Attachment 1D

YT1 Short Term Program for the 2016 Model Year GUIDELINES, RATES AND PARAMETERS
	Vehicle Segment	Volume	Depreciation	Depreciation						ADDITIONAL PARAMETERS
			$/Month	$/Month	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]
	Brand		1st Cycle	2nd Cycle		$/Unit	$/Unit	$/Unit	$/Unit	[*REDACTED*]

BUICK	[*REDACTED*]									[*REDACTED*]
CADILLAC
CHEVY CAR
CHEVY TRUCK	[*REDACTED*]									[*REDACTED*]
GMC

	Total	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]

Confidential	Attachment 1R

GM
2016 MY DAILY RENTAL [*REDACTED*] PROGRAM

1.	PROGRAM NAME AND NUMBER:
2016 Model Year Daily Rental [*REDACTED*] Program for Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”)

2.	PROGRAM DESCRIPTION/RULES:
Vehicles eligible for the [*REDACTED*] program must be in rental service for a minimum of [*REDACTED*]. Eligible GM models are detailed in Attachment 3. It is the DRFC’s responsibility to maintain on file verification of the In-Service period for each vehicle. GM reserves the right to audit the DRFC to ensure compliance with this requirement. Excluded from the in-service period requirement would be [*REDACTED*].

All vehicle submissions must be [*REDACTED*] – (CA [*REDACTED*] File Format.) Once processed, these vehicles will be [*REDACTED*]. Any vehicle accepted for [*REDACTED*] that is subsequently returned to a GM Turn-In location will be subject to a [*REDACTED*] re-inspection fee. [*REDACTED*] submissions will be accepted through May 31, 2018.

DRFCs may post [*REDACTED*]. However, such vehicles may be included in the [*REDACTED*] program subject to the other terms and conditions of this Program.

[*REDACTED*] No exceptions will be made, including but not limited to reasons of frame, fire or flood damage.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location [*REDACTED*].

Vehicles selected for [*REDACTED*] by the DRFC, which are not deemed [*REDACTED*] must have been used exclusively in the daily rental business and must comply with the terms and conditions set forth in GM's Daily Rental Purchase Program (Attachment 1) for the 2016 Model Year.

3.	OTHER PROGRAM GUIDELINES:
DRFC agrees to retain any documents or records relevant to Vehicles purchased under this program [*REDACTED*] under this program for two years after the close of this program. DRFC agrees to permit any designated representative of GM to examine, audit and take copies of any documents and records the DRFC is required to maintain under this program. The DRFC agrees to make such documents and records readily available at its facilities during regular business hours. GM agrees to furnish the DRFC with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment, except for [*REDACTED*]. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
15 MY Rental Agreement, Attachment 1R

Confidential	Attachment 1T

GM
ATTACHMENT 1T - TRUEUP REGISTER SCHEDULE

Month/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 15	Tue 1/6/15	Mon 1/12/15
FEB 15	Tue 2/3/15	Tue 2/10/15
MAR 15	Tue 3/3/15	Tue 3/10/15
APR 15	Fri 4/3/15	Thu 4/9/15
MAY 15	Tue 5/5/15	Mon 5/11/15
JUN 15	Tue 6/2/15	Tue 6/9/15
JUL 15	Fri 7/3/15	Thu 7/9/15
AUG 15	Tue 8/4/15	Tue 8/11/15
SEP 15	Thu 9/3/15	Thu 9/10/15
OCT 15	Mon 10/5/15	Fri 10/9/15
NOV 15	Tue 11/3/15	Tue 11/10/15
DEC 15	Thu 12/3/15	Wed 12/9/15

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
15 MY Rental Agreement, Attachment 1T

Confidential	Attachment 2

GM
2016 MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM

1.	PROGRAM NAME AND NUMBER:
2016 Model Year National Fleet Risk Purchase Program for Daily Rental Fleet Customers
Program Code: VX7

2.	PROGRAM DESCRIPTION:
This program makes available to GM’s dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) allowances on select 2016 Model Year GM vehicles sold and delivered by authorized GM dealers to qualified DRFCs.

The following are not eligible for this program:
-    Preferred Equipment Group (P.E.G.)/Option package discounts
-     Recreational vehicles
-     Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive(s).

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:
Program Start Date:     Opening of 2016 Model Year ordering system
Program End Date:     When dealers are notified that 2016 Model Year fleet orders are no longer     being accepted by GM
In-service Period:    Minimum seven (7) months. However, if a vehicle has been damaged     beyond repair, due to fire, frame damage, theft, embezzled or     water damage, and documentation is available to support the condition, this     requirement will be waived.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles, including non-returned vehicles, supplied by GM are subject to the export control laws and regulations of the United States and the DRFCs and dealers will comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:
Eligible Models:
All new and unused 2016 GM models with the required minimum factory installed equipment levels specified and the processing options ordered for qualified DRFCs for use as daily rental vehicles which are sold and delivered by authorized GM dealers are eligible for the VX7 program. Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines (Attachment 2A - “MEG”).

GM up-fitted vehicles, with the exception of recreational vehicles, are eligible as long as:

a.	The vehicle was purchased directly from GM or from another dealer in the United States

b.	Title to the vehicle was retained by the franchised dealer through the point of sale

c.	Delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:
Vehicles purchased under the 2016 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and the appropriate DRFC code as stated in the agreement and will not be eligible for retail sale incentives. VX7 program incentive amounts are not available to dealers and are available only to DRFCs with an active GM contract. Vehicles ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VX7 and DRFC code

c.	Order Type: FDR

d.	Delivery Type: 020 – Daily Rental (vehicle will be auto delivered if using a qualified FAN)

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production. This is the ordering dealer's responsibility.

Vehicles delivered to DRFC’s drop ship sites must have the DRFC’s code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding vehicles delivered to the wrong drop ship site to determine the appropriate course of action. Vehicles that were incorrectly delivered must

1

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

Confidential	Attachment 2

not be placed into rental service. GM reserves the right to deny incentives on vehicles in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS:
Vehicles delivered to DRFCs in accordance with the delivery requirements set forth above may be eligible for the following other incentive programs. Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine its applicability. Programs not listed below would not be compatible unless the specific program guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS) YES/NO

GENERAL

GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) Y
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) N
RISK	(VX7) Y
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM'S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N

2

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

Confidential	Attachment 2

DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

6.	GENERAL PROGRAM GUIDELINES:
B.GM defines a rental vehicle as:

a.
"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives."

b.
If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental vehicles and will be ineligible for purchase or incentives. GM may audit the DRFC to ensure compliance with this guideline.

C.
All eligible vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or any other location(s) are ineligible for incentive payment(s).

D.
GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements. All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination of dealer sales and service agreement(s).

E.
Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM vehicles during the ordering and manufacturing process by DRFCs. It is the DRFC’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle. DRFCs that use third party build specifications to promote the sale of their vehicles should be especially careful to ensure the accuracy of that data.

F.
GM reserves the right to cancel, amend, revise or revoke any program, at any time, based on its sole business judgment(s). Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

3

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

Confidential	Attachment 2A

National Fleet Risk Incentives for the 2016 Model Year Trim Mix and Incentives by Model Code
Division	Vehicle Line	Model	Trim	Description	Trim %	Volume	Base Incentive	[*REDACTED*]	Uplevel Incentive	[*REDACTED*]	Total Incentive
Buick	Enclave	4R14526	1SD	Buick Enclave FWD Crossover	[*REDACTED*]
Buick	Enclave	4R14526	1SL	Buick Enclave FWD Crossover
Buick	Enclave	4R14526	1SN	Buick Enclave FWD Crossover
Buick	Enclave	4V14526	1SD	Buick Enclave AWD Crossover
Buick	Enclave	4V14526	1SL	Buick Enclave AWD Crossover
Buick	Enclave	4V14526	1SN	Buick Enclave AWD Crossover
Buick	Enclave			Model Total
Cadillac	XTS	6GB69	1SA	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	1SE	Cadillac XTS Livery Sedan
Cadillac	XTS	6GC69	1SB	Cadillac XTS Luxury Sedan
Cadillac	XTS	6GD69	1SC	Cadillac XTS Premium Collection
Cadillac	XTS	6GE69	1SD	Cadillac XTS Platinum Sedan
Cadillac	XTS	6GX69	1SB	Cadillac XTS Luxury AWD Sedan
Cadillac	XTS	6GY69	1SC	Cadillac XTS Premium AWD Sedan
Cadillac	XTS	6GY69	1SK	Cadillac XTS Premium Twin Turbo V6 AWD Sedan
Cadillac	XTS	6GZ69	1SD	Cadillac XTS Platinum AWD Sedan
Cadillac	XTS	6GZ69	1SL	Cadillac XTS Platinum Twin Turbo V6 AWD Sedan
Cadillac	XTS			Model Total
Chevrolet	Cruze Limited	1PB69	1SE	Chevrolet Cruze Limited ECO Manual Sedan
Chevrolet	Cruze Limited	1PB69	1SF	Chevrolet Cruze Limited ECO Automatic Sedan
Chevrolet	Cruze Limited	1PL69	1SA	Chevrolet Cruze Limited LS Manual Sedan
Chevrolet	Cruze Limited	1PL69	1SB	Chevrolet Cruze Limited LS Automatic Sedan
Chevrolet	Cruze Limited	1PL69	1SM	Chevrolet Cruze Limited L Manual Sedan

Confidential	Attachment 2A

Chevrolet	Cruze Limited	1PW69	1SJ	Chevrolet Cruze Limited LTZ Automatic Sedan	[*REDACTED*]
Chevrolet	Cruze Limited	1PX69	1SC	Chevrolet Cruze Limited 1LT Manual Sedan
Chevrolet	Cruze Limited	1PX69	1SD	Chevrolet Cruze Limited 1LT Automatic Sedan
Chevrolet	Cruze Limited	1PZ69	1SH	Chevrolet Cruze Limited 2LT Automatic Sedan
Chevrolet	Cruze Limited			Model Total
Chevrolet	Impala Limited	1WF19	1FL	Chevrolet Impala Limited LS Fleet Sedan
Chevrolet	Impala Limited	1WG19	2FL	Chevrolet Impala Limited LT Fleet Sedan
Chevrolet	Impala Limited	1WU19	1LZ	Chevrolet Impala Limited LTZ Sedan
Chevrolet	Impala Limited			Model Total
Chevrolet	Malibu Limited	1GB69	1FL	Chevrolet Malibu Limited 1FL Sedan
Chevrolet	Malibu Limited	1GB69	1LS	Chevrolet Malibu Limited 1LS Sedan
Chevrolet	Malibu Limited	1GC69	1LT	Chevrolet Malibu Limited 1LT Sedan
Chevrolet	Malibu Limited	1GD69	1LZ	Chevrolet Malibu Limited 1LZ Sedan
Chevrolet	Malibu Limited			Model Total
Chevrolet	Sonic	1JU48	1SA	Chevrolet Sonic LS Manual 5-Door HB
Chevrolet	Sonic	1JU48	1SB	Chevrolet Sonic LS Automatic 5-Door HB
Chevrolet	Sonic	1JU69	1SA	Chevrolet Sonic LS Manual Sedan
Chevrolet	Sonic	1JU69	1SB	Chevrolet Sonic LS Automatic Sedan
Chevrolet	Sonic	1JV48	1SC	Chevrolet Sonic LT Manual 5-Door HB
Chevrolet	Sonic	1JV48	1SD	Chevrolet Sonic LT Automatic 5-Door HB
Chevrolet	Sonic	1JV69	1SC	Chevrolet Sonic LT Manual Sedan
Chevrolet	Sonic	1JV69	1SD	Chevrolet Sonic LT Automatic Sedan
Chevrolet	Sonic	1JW48	1SE	Chevrolet Sonic LTZ Manual 5-Door HB
Chevrolet	Sonic	1JW48	1SF	Chevrolet Sonic LTZ Automatic 5-Door HB
Chevrolet	Sonic	1JW69	1SE	Chevrolet Sonic LTZ Manual Sedan
Chevrolet	Sonic	1JW69	1SF	Chevrolet Sonic LTZ Automatic Sedan
Chevrolet	Sonic	1JY48	1SG	Chevrolet Sonic RS Manual 5-Door HB
Chevrolet	Sonic	1JY48	1SH	Chevrolet Sonic RS Automatic 5-Door HB
Chevrolet	Sonic			Model Total

Confidential	Attachment 2A

Chevrolet	Tahoe	CC15706	1FL	Chevrolet Tahoe 2WD 1/2 Ton SUV
Chevrolet	Tahoe	CC15706	1LS	Chevrolet Tahoe 2WD 1/2 Ton SUV
Chevrolet	Tahoe	CC15706	1LT	Chevrolet Tahoe 2WD 1/2 Ton SUV
Chevrolet	Tahoe	CC15706	1LZ	Chevrolet Tahoe 2WD 1/2 Ton SUV	[*REDACTED*]
Chevrolet	Tahoe	CC15706	9C1	Chevrolet Tahoe 2WD 1/2 Ton SUV
Chevrolet	Tahoe	CK15706	1FL	Chevrolet Tahoe 4X4 1/2 Ton SUV
Chevrolet	Tahoe	CK15706	1LS	Chevrolet Tahoe 4X4 1/2 Ton SUV
Chevrolet	Tahoe	CK15706	1LT	Chevrolet Tahoe 4X4 1/2 Ton SUV
Chevrolet	Tahoe	CK15706	1LZ	Chevrolet Tahoe 4X4 1/2 Ton SUV
Chevrolet	Tahoe	CK15706	5W4	Chevrolet Tahoe 4X4 1/2 Ton SUV
Chevrolet	Tahoe	CK15706	9C1	Chevrolet Tahoe 4X4 1/2 Ton SUV
Chevrolet	Tahoe			Model Total
				Grand Total Risk Units	[*REDACTED*]

General Motors, LLC
	By:	/s/ Edward J. Peper, Jr.			Date:	7/29/15
	Name:	Edward J. Peper, Jr.
	Title:	U.S. Vice President, Fleet and Commercial Sales

	By:	/s/ Edward J. Toporzycki			Date:	7/29/15
	Name:	Edward J. Toporzycki
	Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

Avis Budget Car Rental LLC
	By:	/s/ Michael Schmidt			Date:	8-14-15
	Name:	Michael Schmidt
	Title:	Senior Vice President, Fleet Services

Confidential	Attachment 3

2016 Model Year Daily Rental Program Volume Commitments and Incentives by Program
		2016 MY Total Volume Summary			Repurchase VN9 Volume by Program			Repurchase VN9 Incentives by Program
		VN9	VX7		VN9	YT1	YT6	VN9/YT1	VN9/YT1	YT6	YT1/YT6	[*REDACTED*]
		Repurchase	Risk	Total	Tier	S/T	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	Total Per	Paid by	Paid upon
Division	Model	-Units-		-Units-	-Units-	-Units-	-Units-	$/Unit	$/Unit	$/Unit	$/Unit	$/Unit	[*REDACTED*]	application

Confidential	Attachment 3

Buick	Enclave	[*REDACTED*]
Buick	Encore
Buick	LaCrosse
Buick	Regal
Buick	Verano
Cadillac	ATS
Cadillac	CTS
Cadillac	Escalade
Cadillac	SRX
Cadillac	XTS
Chevrolet	Camaro
Chevrolet	Camaro Convertible
Chevrolet	Corvette
Chevrolet	Cruze Old Body
Chevrolet	Cruze New Body
Chevrolet	Equinox
Chevrolet	Express
Chevrolet	Impala
Chevrolet	Impala Limited
Chevrolet	Malibu New
Chevrolet	Malibu Limited
Chevrolet	Silverado
Chevrolet	Sonic
Chevrolet	Spark
Chevrolet	Suburban
Chevrolet	Tahoe
Chevrolet	Traverse
Chevrolet	Trax
Chevrolet	Colorado
GMC	Acadia
GMC	Savana
GMC	Terrain
GMC	Yukon
GMC	Yukon XL
	Total	[*REDACTED*]

Confidential	Attachment 3

	VN9 / YT1 REPURCHASE Volume Amendments									VX7 RISK Volume Amendments
		UPDATES								UPDATES
	Initial	Am. 1	Am. 2	Am. 3	FINAL	Revised	TOTAL		Initial	Am. 1	Am. 2	Am. 3	FINAL	Revised	TOTAL
Model	Contract				RECON	Contract	ADJ	Model	Contract				RECON	Contract	ADJ
Enclave	[*REDACTED*]							Enclave	[*REDACTED*]
Encore								Encore
LaCrosse								LaCrosse
Regal								Regal
Verano								Verano
ATS								ATS
CTS								CTS Next Gen
Escalade								Escalade
SRX								SRX
XTS								XTS
Camaro								Camaro
Camaro Convertible								Camaro Convertible
Corvette								Corvette
Cruze Old Body								Cruze Old Body
Cruze New Body								Cruze New Body
Equinox								Equinox
Express								Express

Confidential	Attachment 3

Impala	[*REDACTED*]			Impala	[*REDACTED*]
Impala Limited				Impala Limited
Malibu New				Malibu New
Malibu Limited				Malibu Limited
Silverado				Silverado
Sonic				Sonic
Spark				Spark
Suburban				Suburban
Tahoe				Tahoe
Traverse				Traverse
Trax				Trax
Colorado				Colorado
Acadia				Acadia
Savana				Savana
Terrain				Terrain
Yukon				Yukon
Yukon XL				Yukon XL
Total	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]		[*REDACTED*]	[*REDACTED*]	[*REDACTED*]	[*REDACTED*]

General Motors, LLC
By:	/s/ Edward J. Peper, Jr.	Date:	7-16-15
Name:	Edward J. Peper, Jr.
Title:	U.S. Vice President, Fleet and Commercial Sales

By:	/s/ Edward J. Toporzycki	Date:	7-20-15
Name:	Edward J. Toporzycki
Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

Avis Budget Car Rental LLC
By:	/s/ Michael Schmidt	Date:	8/14/15
Name:	Michael Schmidt
Title:	Senior Vice President, Fleet Services

Confidential	Attachment 3A

2016 MY PRODUCTION TIMING
Vehicle Segment	Production Month
	2015	2015	2015	2015	2015	2015	2015	2015	15CY	2016	2016	2016	2016	2016	2016	2016	16CY	TOTAL
Brand	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	16MY	Jan	Feb	Mar	Apr	May	Jun	Jul	16MY	16MY

Confidential	Attachment 3A

BUICK	Enclave		[*REDACTED*]
LaCrosse
Regal
Encore
Verano
CADILLAC	ATS
CTS
Escalade
Escalade ESV
SRX
XTS
CHEVY CAR	Camaro
Camaro Convertible
Corvette
Cruze Old Body 16 MY
Cruze New Body 16 MY
Impala
Impala Limited
Malibu New
Malibu Limited
Sonic
Spark
CHEVY TRUCK	Colorado
Equinox
Express
Silverado
Suburban
Tahoe
Traverse
Trax
GMC	Acadia
Canyon
Savana
Terrain
Yukon
Yukon XL
	Total	[*REDACTED*]

Confidential	Attachment 3A

Silverado Detail	[*REDACTED*]
Silverado Crew Cab
Silverado Double Cab
Silverado Regular Cab
Total	[*REDACTED*]

Confidential	Attachment 4

2016 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

1.
GM will pay to the Daily Rental Fleet Customer (hereinafter “DRFC”) a pro rata portion of the matrix money on the fourth Thursday of the month following Vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month. An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month. If the fourth Thursday is a banking holiday, funds will be received the next banking day. Application for this incentive must be made no later than December 31, 2016. A complete schedule of due dates and payment dates is detailed in this Attachment 4, Page 2.

2.
The agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A are subject to adjustment upon receiving GM’s prior approval. Should GM agree to an adjustment, the changes will be reflected on a quarterly basis and a revision to Attachment 3 and/or 2A will be issued and signed by both parties. Actual approved volumes and contractually stated volumes can vary based on the timing of contractual updates. Any payments received prior to attaining the required volume will be returnable to GM at the close of the model year should the volume not be attained. At GM’s discretion, any pro rata monthly payment processed in error on volume not approved by GM will be charged back through the DRFC’s open account during the following month.

3.
It is understood that the payment of the per unit amount due to the DRFC is based upon achieving the agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A. In the event that the required number of vehicles at the agreed upon mix is not achieved, all payments made by GM will be reimbursed by the DRFC to GM on demand. Such reimbursement will be GM’s sole remedy for the DRFC’s failure to purchase or lease the agreed upon number of vehicles. The DRFC shall be liable for such reimbursement.

1

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2016 MY Rental Agreement, Attachment 4

Confidential	Attachment 4

2016 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

ATTACHMENT 4 - MATRIX SUBMISSION AND PAYMENT DATES FOR THE 2016 MY

2015

RENTAL INCENTIVES

JANUARY 2015

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

FEBRUARY 2015

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28

MARCH 2015

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

APRIL 2015

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30		

MAY 2015

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

JUNE 2015

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30				

JULY 2015

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

AUGUST 2015

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

SEPTEMBER 2015

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30			

OCTOBER 2015

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

NOVEMBER 2015

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30					

DECEMBER 2015

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

2016

RENTAL INCENTIVES

JANUARY 2016

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

FEBRUARY 2016

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29					

MARCH 2016

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

APRIL 2016

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

MAY 2016

S	M	T	W	T	F	S
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

JUNE 2016

S	M	T	W	T	F	S
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30		

JULY 2016

S	M	T	W	T	F	S
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

AUGUST 2016

S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

SEPTEMBER 2016

S	M	T	W	T	F	S
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

OCTOBER 2016

S	M	T	W	T	F	S
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

NOVEMBER 2016

S	M	T	W	T	F	S
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30			

DECEMBER 2016

S	M	T	W	T	F	S
			1	2	3	4
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

©2003 GENERAL MOTORS L

DATE RAC RECEIVES FUNDS

LAST DAY FOR RAC MONTHLY SUBMISSIONS

VIN DETAIL REPORTS AVAILABLE
RIMS RUNS DEENROLL REPORT

2

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
2016 MY Rental Agreement, Attachment 4

Confidential	Attachment 7

LONG TERM SUPPLY AGREEMENT
MODEL YEARS [*REDACTED*]

1.
GM extends the terms and conditions of GM’s 2016 Model Year Daily Rental Purchase Program (refer to Attachment 1) for Model Years [*REDACTED*]. GM is entitled to place “new” models (as defined by GM) on any of the purchase percentage tiers, or to create a new tier. Additionally, GM is entitled to shift vehicles only to higher percentage tiers, (e.g. shift from tier 1 to tier 2, thus lowering ABG’s vehicle depreciation cost).

2.	GM reserves the right to revise the respective depreciation rates on any Daily Rental Purchase Program in the [*REDACTED*] Model Years.

3.
GM commits to ABG the availability during Model Years [*REDACTED*] of daily rental vehicles under any or all of the following purchase programs: VX7, VN9, and YT1. GM and ABG agree that all volumes purchased under the VX7 program will be combined with VN9 and YT1 volumes toward the overall volume commitment(s), and for Model Year volume bonus payments, if any.

4.	GM and ABG will mutually agree to the following:

a.	Vehicle mix and production timing

b.	Volume and mix of vehicles within purchase programs VN9, YT1 and VX7

1

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000
The Avis Budget Group 2015 Model Year Rental Agreement, Attachment 7